As filed with the Securities and Exchange Commission on October 10, 2024
Investment Company Act File
No. 811-24008

U.S. SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

Form
N-2
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐

HL SCOPE RIC LLC
(Exact Name of Registrant as Specified in the Charter)

110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428
(Address of Principal Executive Offices)
(888)
882-8212
(Registrant’s Telephone Number, Including Area Code)

Andrew Schardt
HL SCOPE RIC LLC
110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428
(Name and address of agent for service)

Copy to:
Ryan P. Brizek, Esq.
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, DC 20001

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“ Investment Company Act ”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934) (“ Exchange Act ”).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act. Shares in the Registrant are not being registered under the Securities Act, and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. Investments in the Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” set forth in Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

HL SCOPE RIC LLC
CROSS REFERENCE SHEET
PARTS A AND B

ITEM NO.	REGISTRATION STATEMENT CAPTION	CAPTION IN PART A OR PART B
1.	Outside Front Cover	Not Required
2.	Cover Pages; Other Offer Information	Not Required
3.	Fee Table and Synopsis	Fee Table
4.	Financial Highlights	Not Required
5.	Plan of Distribution	Not Required
6.	Selling Shareholders	Not Required
7.	Use of Proceeds	Not Required
8.	General Description of the Registrant	General Description of the Registrant
9.	Management	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities
11.	Defaults and Arrears on Senior Securities	Defaults and Arrears on Senior Securities
12.	Legal Proceedings	Legal Proceedings
13.	[Removed and reserved.]	Not required.
14.	Cover Page of SAI	Cover Page
15.	Table of Contents	Table of Contents
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective and Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Adviser and Other Services
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23.	Tax Status	Tax Status
24.	Financial Statements	Financial Statements and Exhibits
PART C
The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PART A
Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form
N-2.

ITEM 3. FEE TABLE
The following table describes the fees and expenses that a shareholder (each, a “
Shareholder
” and, collectively, the “
Shareholders
”) in HL SCOPE RIC LLC, a Delaware limited liability company (the “
Fund
,” “
Registrant
,” “
we
,” “
us
” and “
our
”), will bear directly or indirectly as a result of the shares of limited liability company interests of the Fund (“
Shares
”) that they acquire through this offering (the “
Offering
”). Some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this Registration Statement contains a reference to fees or expenses paid by “
you
,” “
us
,” the “
Fund
” or “
HL SCOPE RIC LLC
” or that “
we
” will pay fees or expenses, Shareholders will indirectly bear such fees or expenses as a result of the Shares that they hold.

SHAREHOLDER FEES (1)
Maximum Sales Load Imposed on Purchases (as a percentage of Offering price)	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)	None

ANNUAL EXPENSES (as a percentage of net assets attributable to Shares) (1)
Investment Management Fee (2)	0.00%
Interest Payments on Borrowed Funds (3)	1.96%
Other Expenses (3)	0.64%
Total Annual Expenses	2.61%

(1)
Amount assumes estimated average net assets of approximately $
300
 million during the following twelve months. That amount also assumes that the Fund maintains a credit line equal to approximately $
125
 million, and such line is drawn down by approximately
60
% on average. Actual expenses will depend on the average net assets and the amount of leverage the Fund employs, if any. There can be no assurance that the Fund will reach estimated average net assets of approximately $
300
 million during the following twelve months.

(2)
Hamilton Lane Advisors, L.L.C. (“
Hamilton Lane
” or the “
Adviser
”), does not charge the Fund an investment management fee for managing the Fund’s assets. See “Item 9.1(b) Investment Adviser” below for additional information.

(3)
Interest Payments on Borrowed Funds and Other Expenses are estimated for the Fund’s current fiscal year. The Other Expenses include, among other things, professional fees and other expenses that the Fund bears, including organization costs and fees and expenses of Brown Brothers Harriman & Co. (the “
Administrator
”), transfer agent and custodian. The Other Expenses are based on estimated amounts for the Fund’s first fiscal year. The expense amounts assume the Fund has net assets of $
300
million.

Example
The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our Shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You Would Pay the Following Expenses Based on a $1,000 Investment and Assuming a 5% Annual Return	$26	$81	$138	$294
The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used
in the example would increase the dollar amount of the asset-based fees paid by the Fund.

ITEM 8. GENERAL DESCRIPTION OF THE REGISTRANT
We are a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “
1940 Act
”), as a
non-diversified,
closed-end
management investment company. We were formed on January 22, 2024. We intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a “regulated investment company” (a “
RIC
”) pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended (the “
Code
”).
Risks.
An investment in the Fund is subject to, among others, the following risks:

•	Shares are speculative and illiquid securities involving substantial risk of loss.

•
Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Thus, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

•
Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

•
We will invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest or repay principal. They may also be difficult to value and illiquid.

The Adviser
Hamilton Lane Advisors, L.L.C., located at 110 Washington Street, Suite 1300, Conshohocken, Pennsylvania 19428, serves as the investment adviser to the Fund and is responsible for determining and implementing the Fund’s overall investment strategy, including direct investments. The Adviser, first established in 1991, is a publicly-owned firm that provides alternative asset management services to institutional investors worldwide. The Adviser manages capital in the private markets, including infrastructure investments, through funds-of-funds,
separate accounts and direct investment funds. The Adviser is an investment adviser registered with the Securities and Exchange Commission (the “
SEC
”) under the Investment Advisers Act of 1940, as amended (the “
Advisers Act
”).
The Adviser and its affiliates may serve as advisers to other funds that have investment programs that are similar to the investment program of the Fund, and the Adviser or one of its affiliates may in the future serve as the Adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund.
The Administrator
The Fund has retained the Administrator, Brown Brothers Harriman & Co., whose principal business address is 50 Post Office Square, Boston, Massachusetts 02110, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “
Administration Agreement
”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund, as applicable; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) assisting in the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.
In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average net asset value of the Fund, subject to a minimum annual fee (the “
Administration Fee
”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket
expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.
INVESTMENT OBJECTIVE AND STRATEGY
The investment objective of the Fund is to seek to obtain returns over the medium- and long-term from current income and to a lesser extent, capital appreciation, through investments in private assets globally while also focusing on principal protection. The Fund will seek to build a portfolio over time to avoid concentrated risk exposures and to provide sufficient liquidity for limited redemptions. “
Private Assets
” refer to investments that are privately negotiated by professional asset managers into the debt or equity of a company. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority vote (as defined by the 1940 Act) of the Fund’s outstanding Shares.
As detailed more specifically in the following paragraphs, the Fund may gain such exposure through a direct investment in the targeted investment entity or indirectly through investment vehicles managed by third parties or subsidiary investment vehicles owned and controlled by the Fund.
The Fund will, directly or indirectly, gain access to private assets. The Fund seeks to reach its investment objectives primarily by investing directly or indirectly in the debt of companies in either the primary or secondary market (“
Direct Credit Investments
”) and will focus on senior secured loans structured as revolving, first lien, unitranche, or second lien term loans. The Fund will focus on Direct Credit Investments in North America and Europe and invest across an array of company sizes and industries. Direct Credit Investments include, without limitation, transactions in which (i) the Fund is a party to a credit agreement, (ii) the Fund is assigned the investment post-closing in the secondary market, and (iii) the Fund holds the investment through another vehicle with a single underlying borrower. Additionally, for Direct Credit Investments, the Adviser will opportunistically evaluate high quality, first lien real estate debt and other real asset debt investment opportunities and may from time to time cause the Fund to invest in such opportunities if it determines such opportunities to be consistent with the overall strategy of the Fund.
In addition to the Direct Credit Investments the Fund may invest into a number of different approaches if such opportunities meet the investment objectives of the Fund, including without limitation, (i) direct investments in the equity of a company (“
Direct Equity Investments
”), (ii) primary subscriptions to
closed-end
private funds, including without limitation
funds-of-funds
(“
Primary Fund Investments
”), (iii) secondary purchases of interests in
closed-end
private funds and other private funds (“
Secondary Investments
”), (iv) investments in listed private equity companies, funds or other vehicles (“
Listed PE Investments
”), or (v) programmatic investment relationships with asset managers outside of their commingled private funds (“
Opportunistic Investments
”). Each of (i) to (v) and Direct Credit Investments is referred to herein as a “
Fund Investment
” and collectively “
Fund Investments
.”
In a Direct Equity Investment, the Fund invests (directly or indirectly through an undertaking for collective investment) in a privately negotiated stake in the equity of an operating company. Direct Equity Investments may also encompass, without limitation, real estate equity investments or other real asset equity investments, privately negotiated transactions related to equity investment in a listed operating company or acquisition company, or investments structured as debt but with significant equity-like characteristics.
Private asset funds in which the Fund may make Primary Fund Investments or Secondary Investments are commingled (i.e. vehicles in which the assets of several investors are pooled together), professionally-managed investment vehicles that generally acquire diversified portfolios of private assets within a defined strategy. Investors have traditionally gained access to private investments through commitments to closed-ended, blind pool funds with a typical defined life of ten to twelve years. Investors in a private asset fund must maintain reserves of cash to finance such private asset fund’s capital calls for acquisitions, expenses and other obligations during the first three to five years of the private asset fund’s life; cash is returned by a private asset fund to its investors over the life of such private asset fund as investments are liquidated.
While the Fund may make Primary Fund Investments in new private asset funds during their fundraising phase, the presence of uncalled commitments may require significant cash holdings or lines of credit that may impact the return or risk of the Fund. As a way of gaining similar exposure to the kinds of assets underlying Primary Fund Investments, the Fund may engage in arrangements with managers to make Opportunistic Investments alongside such managers’ respective commingled funds without the obligation to fund capital calls for new investments if the Fund lacks sufficient liquidity.
In Secondary Investments, the Fund purchases stakes in seasoned private asset funds or other private funds. Such mature investments may return cash more quickly than Primary Fund Investments and also avoid substantial uncalled commitments. Both characteristics can be attractive given the structure of the Fund.
Listed PE Investments gain access to underlying private assets through investments in listed entities that invest in private transactions or private funds or that earn fees and/or carried interest from such assets. Historically, the prices of Listed PE Investments have been sensitive to economic conditions and, at certain times, could be purchased at discounts relative to similar assets in private transactions.
Opportunistic Investments refer to investments that meet the strategy of the Fund, but are not structured as typical secondary or co-investment
undertakings for collective investment, and therefore are not a sponsored fund’s primary focus. Examples could be listed private equity funds, special purpose acquisition companies (also a listed security) or an undertaking for collective investment set up by a fund sponsor to specifically allow the Fund (and other investors) to invest in certain investments offered by that fund sponsor. Opportunistic Investments that are not listed securities will typically be set up as an undertaking for collective investment by a fund sponsor.
Hamilton Lane will provide portfolio management to the Fund and aim to use its perspective on the future prospects of various private market strategies, geographies and transaction types and to match them with attractive investment opportunities in order to achieve the investment objectives of the Fund.
Hamilton Lane has extensive experience managing portfolios of illiquid assets and has developed liquidity projection models based on decades’ worth of private asset data that it has collected. Hamilton Lane will maintain models for the Fund to project sources and uses of liquidity, including, among other things, cash flows related to investments, subscriptions, redemptions, settlement and maintenance of hedging transactions, and lines of credit.
Hamilton Lane will seek to build a varied portfolio of private assets within the Fund. By focusing primarily on Direct Credit Investments, the Adviser will seek to limit the exposure of the Fund to uncalled commitments and to shorten the duration of expected cash flows relative to a traditional portfolio consisting predominantly of primary fund investments. This portfolio construction approach is expected to be geared toward maintaining a relatively high level of exposure to private assets while still maintaining liquidity for limited investor redemptions.

With regard to Direct Credit Investments, the Adviser provides ongoing oversight of debt securities in the Fund’s portfolio. The Adviser has in place procedures to evaluate debt securities on a monthly basis.
The Fund may hedge a portion of the differences between the currency exposures of the Fund’s assets. Depending on market conditions and the views of Hamilton Lane, the Fund may or may not hedge all or a portion of its currency exposures.
The Fund may hold liquid assets in current accounts or other money market instruments for the purpose of liquidity management.
FUNDAMENTAL INVESTMENT POLICIES
The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “
1940 Act Vote
”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Board of Directors of the Fund (the “
Board
,” and individually, the “
Directors
”) without shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

1.
Underwriting
: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.
Lending
: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.
Senior Securities
: The Fund may not issue senior securities or borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.
Real Estate
: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.
Commodities
: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.
Concentration
: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.
With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “
Securities Act
”). Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.
With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third
of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule
18f-4.
Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The investment restrictions and other policies described herein do not apply to entities in which the Fund may invest. The Fund will, however, consider the investments held by such entities, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries.
The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The Fund’s investment objective is
non-fundamental
and may be changed with the approval of the Board and prior notice to Shareholders.
REGULATION AS AN
INVESTMENT
COMPANY
We are a newly formed, externally managed,
non-diversified
closed-end
management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end
management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting Shares, we may not:

•	change our classification to an open-end management investment company;

•
deviate from any of the fundamental policies discussed in this Registration Statement, including with respect to borrowing money, issuing senior securities, underwriting securities issued by other persons, purchasing or selling real estate or commodities, making loans to other persons or in respect of concentration of investments in any particular industry or group of industries, or otherwise deviate from any investment policy which is changeable only if authorized by Shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in this Registration Statement in accordance with the requirements of the 1940 Act; or

•	change the nature of our business so as to cease to be an investment company.
A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company, whichever is less.
As with other companies regulated by the 1940 Act, a registered closed-end
management investment company must adhere to certain substantive regulatory requirements. A majority of our Directors must be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of us or the Adviser (the “
Independent Directors
”). Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company. Furthermore, as a registered closed-end
management investment company, we are prohibited from protecting any Director or officer against any liability to us or our Shareholders arising from such Director’s or officer’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain joint transactions with our affiliates without the prior approval of the SEC.
We will generally not be able to issue and sell our Shares at a price below net asset value per share. Our operation as a registered closed-end
management investment company affects our ability to raise additional capital and the way in which we do so. As a registered closed-end
management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage in this Registration Statement. We may, however, sell our common stock, at a price below the then-current net asset value of our common stock if the Board determines that such sale is in our best interests and the best interests of our Shareholders, and a majority of our outstanding voting Shares approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing Shareholders, in payment of dividends and in certain other limited circumstances.
Affiliates of the Adviser engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or portfolio investments. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund or portfolio investments. Affiliates of the Adviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the portfolio investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund,

(ii) may compete with the Fund for investment opportunities, and (iii) may invest alongside the Fund in certain transactions that are in compliance with Section 17 of the 1940 Act. The Adviser and certain funds advised by the Adviser have received an exemptive order from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, that involve the negotiation of certain terms of the private placement securities to be purchased (in addition to price-related terms), subject to certain terms and conditions (the “
Section
 17(d) Order
”).
The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Section 17(d) Order or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule
17d-1
as expressed in SEC
no-action
letters or other available guidance.
Under the terms of the Section 17(d) Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s independent trustees must be able to reach certain conclusions in connection with investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. The Section 17(d) Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Section 17(d) Order. The Adviser’s investment allocation policies and procedures can be revised at any time without notice to, or consent from, the shareholders.
Portfolio Turnover
With respect to our investments, it is our policy not to engage in trading for short-term profits. Notwithstanding the foregoing, portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions and we will effect portfolio transactions without regard to any holding period if, in the Adviser’s judgment, such transactions are advisable in light of various factors, including a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by us and our Shareholders. We do not intend to engage in short-term trading with respect to the liquidity portfolio. We expect to liquidate positions as needed to fund investments in underlying funds. The liquidity portfolio may have a higher turnover as positions are sold to provide cash to fund investments or capital calls.
Temporary Investments
The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser.
Senior Securities
The Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to purchase portfolio securities, to fund repurchase of Shares or for other portfolio management purposes. We may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to the private funds in which the Fund invests. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.
Certain exemptions in Rule
18f-4
under the 1940 Act permit us to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule
18f-4,
“derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule
18f-4(d)(1)(ii),
reverse repurchase agreements and similar financing transactions. We will rely on a separate exemption in Rule
18f-4(e)
when entering into unfunded commitment agreements (e.g., capital commitments to invest in private funds that can be drawn at the discretion of the private fund’s general partner). To rely on the unfunded commitment agreements exemption, we must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. We will rely on another exemption in
Rule 18f-4(f)
when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced
commitments, and dollar rolls) and
non-standard
settlement cycle securities, if certain conditions are met. When we enter into a secondary transaction to purchase interests in underlying private funds, we will treat the date of the transfer agreement to purchase the interest in a specific private fund as the trade date for determining whether the purchase of the private fund qualifies for the exemption for non-standard
settlement cycle securities transactions.
We intend to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule
18f-4.
To qualify as a limited derivatives user, our “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule
18f-4).
If we fail to qualify as a “limited derivatives user” as defined in Rule
18f-4
and seek to enter into derivatives transactions, we will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk
based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
Code of Ethics
The Fund and the Adviser have each adopted a code of ethics pursuant to Rule
17j-1
of the 1940 Act, which is designed to prevent affiliated persons of the Fund and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at
http://www.sec.gov
, and may be obtained after paying a duplicating fee, by electronic request at the following
E-mail
address: publicinfo@sec.gov.
Compliance Policies and Procedures
We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.
Proxy-Voting Policies and Procedures of the Fund
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. The Board will periodically review the Fund’s proxy voting record.
The Adviser acts as the advisor to a number of registered investment companies (the “
Funds
”). In accordance with Rule
206(4)-6
of the Advisers Act, Hamilton Lane has adopted the following policies and procedures to provide information on Hamilton Lane’s proxy policy generally as well as on procedures for each of the Funds specifically (the “
Proxy Policy and Procedure
”). These policies and procedures apply only to Hamilton Lane.
General Guidelines
Hamilton Lane’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders and (ii) not affected by any material conflict of interest. Hamilton Lane considers shareholders best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.
Hamilton Lane has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton Lane’s discretion. Any non-routine
matters not addressed by the proxy voting guidelines are addressed on a case-by-case
basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton Lane typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton Lane may conduct research internally and/or use the resources of an independent research consultant. Hamilton Lane may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.
Hamilton Lane acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton Lane’s employees are required to disclose to the chief compliance officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton Lane, any affiliate or any person associated with Hamilton Lane will be considered only to the extent that Hamilton Lane has actual knowledge of such relationships. Hamilton Lane then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and

Hamilton Lane’s interests or the interests of a person affiliated with Hamilton Lane on the other, Hamilton Lane will abstain from making a voting decision and will document the decision and reasoning for doing so.
In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton Lane may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton Lane to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.
Hamilton Lane will not discuss with members of the public how they intend to vote on any particular proxy proposal.
ISS PROXYEDGE
Hamilton Lane has entered into a contractual relationship with Institutional Shareholder Services Inc. (“
ISS
”) through which ISS provides certain proxy management services to Hamilton Lane’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based
voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to each subscriber’s proxy voting environment; (ii) implements and maps Hamilton Lane’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton Lane’s incoming ballots, performs ballot-to-account
reconciliations with Hamilton and its third-party providers to help ensure that ISS is receiving all ballots for which Hamilton Lane has voting rights.
ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on Hamilton Lane’s behalf based on policy guidelines chosen at the time Hamilton Lane entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton Lane’s behalf without first receiving Hamilton Lane’s specific voting instructions via ProxyExchange.
Hamilton Lane has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton Lane has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton Lane will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking
1
may apply, Hamilton Lane has instructed ISS not to cast a vote on Hamilton Lane’s behalf unless Hamilton Lane provides specific instructions via ProxyExchange.

1
Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks. Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

FUND-SPECIFIC POLICIES AND PROCEDURES
Hamilton Lane SCOPE RIC LLC
The Fund invests primarily in Direct Credit Investments. While it is unlikely that the Fund will receive notices or proxies from Direct Credit Investments (or in connection with any other portfolio securities), to the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Fund Investments, the responsibility for decisions regarding proxy voting for securities held by the Fund lies with Hamilton Lane as the Fund’s advisor. Hamilton Lane will vote such proxies in accordance with the proxy policies and procedures noted above.
The Fund will be required to file Form
N-PX
with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at
www.sec.gov
.
All Other Funds
With the exception of the Hamilton Merger Arbitrage Fund, the Funds for which Hamilton Lane is presently either an adviser or sub-adviser are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton Lane portfolio manager only.
Each Fund will be required to file Form
N-PX
annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end,
no later than sixty (60) days following the Fund’s
year-end.
The Fund’s Form
N-PX
filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.
Other
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end
management investment company, we are prohibited from protecting any Director or officer against any liability to us or our Shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 (the “
Sarbanes-Oxley Act
”) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 11 of Form N-CSR, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; or

•
pursuant to Item 11 of Form
N-CSR,
our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Regulation as a “Commodity Pool”
The Commodity Futures Trading Commission (the “
CFTC
”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“
CFTC Derivatives
”), or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “
CEA
”) with respect to a fund; provided certain requirements are met. The Adviser with respect to the Fund has filed a notice of exclusion from the definition of the term “commodity pool operator” under the CEA, and, therefore, the Fund is not subject to registration or regulation as a commodity pool under the CEA.
With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a Commodity Pool Operator. First, the aggregate initial margin and premiums required to establish an investment company’s position in such investments may not exceed 5% of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the net asset value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions).
RISK FACTORS
Investment in our Shares involves a high degree of risk and, therefore, is suitable only for sophisticated investors for whom such an investment is not a complete investment program and who are capable of evaluating the risks of investing in us. There can be no assurance that we will be able to achieve our investment objective or that Shareholders will receive a return on their capital. Investment results may vary substantially. Investors should carefully consider the following information together with any other disclosure materials or memoranda that we provide and consult with their own advisors before making a decision to invest in our Shares. The risk factors delineated below, however, do not purport to be a complete enumeration or explanation of the risks involved in making an investment in our Shares.
Investment-Related Risks
Closed-End
Fund; Liquidity Limited to Periodic Repurchases of Shares
The Fund has been organized as a
non-diversified,
closed-end
management investment company and is designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment.
Closed-end
funds differ from
open-end
management investment companies (commonly known as mutual funds) in that investors in a closed-end
fund do not have the right to redeem their shares on a daily basis. Unlike listed closed-end
funds, which typically list their shares on a securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. The Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount. In addition, from time to time, the Adviser may recommend to the Board that the Fund conduct a repurchase offer of, generally, no more than 5% of the Fund’s net assets. The Fund is not obligated to repurchase any Shares. Shares are considerably less liquid than Shares of funds that trade on a stock exchange, or Shares of open-end
registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the portfolio investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

In addition, repurchases may be oversubscribed, and no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. There is a risk that investors will not be able to withdrawal the full amount that they submit to the Fund for repurchase in connection with a given tender offer, particularly in periods where there is a high level of repurchase requests or where holders of a large number of shares submit repurchase requests. In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional outstanding Shares representing up to 2.0% of the aggregate net asset value (“
NAV
”) of its outstanding Shares without amending or extending the tender offer. However, the decision whether to accept for purchase additional outstanding shares is solely in the discretion of the Fund and its Board, and there is no guarantee that the Fund and Board will determine to accept any additional shares for purchase.
There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.
In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.
Lack of Operating History
Although the investment professionals of Hamilton Lane have extensive experience investing and advising on investments in private equity funds and co-investments
(including real estate investments), the Fund, during the earlier period of its life, will have no operating history upon which to evaluate the Fund’s likely performance. Past performance of other funds and accounts managed by Hamilton Lane is of limited relevance as an indicator of future performance of the Fund.
Identification and Availability of Investment Opportunities; No Assurance of Return
The success of the Fund depends on the identification by, and the availability of suitable investment opportunities to, Hamilton Lane and the sponsors of any portfolio entity. The availability of investment opportunities will be subject to market conditions and other factors outside the control of Hamilton Lane. Past returns of funds and separate accounts managed by Hamilton Lane have benefited from investment opportunities and general market conditions (including favorable borrowing conditions in the debt markets) that may not reoccur or continue, and there can be no assurance that the Fund will be able to avail itself of comparable opportunities and conditions. There can be no assurance that the Fund will be able to identify sufficient, attractive investment opportunities to meet its investment objectives, or that it will otherwise be successful in implementing its investment objectives or avoiding losses (up to and including the loss of the entire amount invested). An investment in the Fund should only be considered by persons who can afford a loss of their entire investment. Past performance of investments associated with Hamilton Lane is not necessarily indicative of future results, and there can be no assurance that the Fund will attain performance that is comparable to investment performance achieved by Hamilton Lane for its other clients.

Portfolio Construction and Lack of Diversification
The Fund is a
“non-diversified”
management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more portfolio investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by portfolio investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.
Importance of Valuations
The overall performance of the Fund will depend in part on the acquisition price paid by the Fund for its investments, including Secondary Investments, and, where applicable, on the acquisition prices paid by portfolio entities for their investments. Valuations of investments, when reported by their respective sponsors, any third-party valuation agent or the Fund (whether for financial reporting or dealing purposes), may not be indicative of current or ultimate, realizable values. Moreover, there generally is no established secondary market for the Fund’s private investments, and there may not be any comparable assets for which public market valuations exist. As a result, the valuation of investments of the Fund may be based on limited information and is subject to inherent uncertainties. The performance of the Fund will be adversely affected in the event the valuations calculated by the Adviser in the course of negotiating acquisitions of investments prove to have been too high.
Furthermore, although the acquisition prices of the Fund’s Secondary Investments will likely be the subject of negotiation with the sellers of the investments, the acquisition price of any Secondary Investment is typically determined by reference to the carrying values recently reported by the relevant sponsors and other available information. Sponsors are not generally obligated to update any valuations in connection with a transfer of interests on a secondary basis. As such, the NAV of the Fund may reflect significant gains or losses at the next valuation date after a Secondary Investment is made. The Fund, in pursuing Secondary Investments, also may face portfolio sales or other situations where, in order to make Secondary Investments considered desirable, the Fund is required to make other investments considered less desirable or for which it is less comfortable with the estimated valuations.
Valuation of the Fund’s Interests in Fund Investments
The valuation of Fund Investments are ordinarily determined based upon valuations provided by the sponsors of such Fund Investments and are generally not audited. In this regard, a sponsor may face a conflict of interest in valuing the securities, as their value may affect their compensation or ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any sponsor, the accuracy of the valuations provided by a Fund Investment, that the sponsor will comply with their own internal policies or procedures for keeping records or making valuations, or that the sponsor’s policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Board has approved valuation procedures for the Fund and has approved the delegation of the day-to-day
valuation and pricing responsibility for the Fund to the Fund’s investment adviser, Hamilton Lane Advisors, L.L.C. (the “
Valuation Designee
”), subject to the oversight of the Board. The Adviser will periodically review a sponsor’s valuation methods and inputs, including at initial purchase, but will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by such sponsors.
A sponsor’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Fund Investment, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the underlying sponsor’s valuations of such interests could remain subject to such fraud or error, and the Valuation Designee may determine to discount the value of the interests or value them at zero.
Shareholders should be aware that situations involving uncertainties as to the valuations by underlying sponsors could have a material adverse effect on the Fund if the sponsor’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.
Political and Economic Risks
Changes in political, social and economic conditions could have substantial impact on the Fund’s investments. Such potential changes include, but are not limited to, (a) changes in import/export regulations and application of tariffs, (b) risks associated with different (and lower quality) information available, (c) higher rates of inflation, (d) greater governmental involvement in the economy, (e) stricter or more expansive governmental regulations, (f) contraction of economies, in particular, loss of consumer confidence and an economic slowdown in the markets in which the portfolio companies operate, (g) changes in tax rates, or (h) terrorist acts, acts of war, or natural disasters.
Changing Regulatory Environment
Governmental authorities and other politicians around the world have in recent years implemented or called for financial system regulatory reform in reaction to volatility and disruption in the global financial markets, including financial institution failures and financial frauds. Such reform includes additional regulation of investment funds (including the Fund) and their managers and their activities, including additional compliance, risk management and other procedures; restrictions on specific types of investments and the provision and use of leverage; transparency requirements; limitations regarding compensation to managers; changes to tax treatment; and books and records, reporting and disclosure requirements. The impact of such reform measures on the Fund cannot be predicted with certainty but could result in increased exposure to potential liabilities, increased legal, compliance, tax and other related costs, reduced investment opportunities, additional administrative burdens, and increased transparency as to the identity of the investors in the Fund. Legal and regulatory developments will also likely impose various costs and burdens on investment sponsors and portfolio entities or the industries in which they operate, potentially resulting in less attractive investment opportunities for the Fund and reduced performance of the NAV per Share. The possibility for elections in various countries to result in new governing coalitions or parties increases the uncertainty about the trajectory of any potential laws, rules, regulations, taxes and tariffs that may impact the Fund, its investments and their sponsors.
Risks Associated with
Non-U.S.
Investments
The Fund may make investments outside of the United States, including in emerging markets. Such investments may be subject to political and regulatory risks, including unfavorable political and regulatory environments, armed conflict, nationalization, economic instability, changes in taxation, fiscal and monetary policies, restrictions on repatriation of profits, and other economic regulations, any of which may have an adverse effect on private investments in such jurisdictions and could adversely affect the value of the Fund’s investments. In addition, accounting standards and practice may differ significantly from those practiced in the United States, which may adversely impact the Fund’s or a portfolio entity’s ability to evaluate potential investments, perform due diligence and value their investments.
Other Risks of Investing in Emerging Markets
Investments in emerging markets will be subject to other risks, including limited liquidity in the markets for equities and other financial instruments, less sound banking systems, and uninsured exposure to intermediary and counter-party risks.

Trade Policies
If governments continue to make significant changes in their applicable trade policies, including by imposing tariffs on certain goods and raw materials imported into the their respective countries, such actions may trigger retaliatory actions by the affected countries, resulting in “trade wars,” which may cause increased costs for goods and raw materials, or in trading partners limiting their trade with the applicable country, either of which may have material adverse effects on a portfolio entity’s business and operations.
United Kingdom Exit from the European Union
As of January 1, 2021, the relationship between the United Kingdom (“
UK
”) and the European Union (“
EU
”) is governed by the
EU-UK
Trade and Cooperation Agreement (“
TCA
”). The TCA does not replicate in full the UK’s membership of the EU and negotiations are ongoing between the UK and the EU in a number of areas including, but not limited to, financial services. The consequences of Brexit, together with the protracted negotiations around the terms of Brexit and the negotiations that the UK is currently undertaking with other countries with a view to replicating (where possible) the effects of the EU’s international trade agreements which the UK will no longer benefit from, could introduce significant uncertainties into global financial markets and adversely impact the regions in which the Adviser and its clients operate. As a result, the potential returns on the Fund’s investments could be materially adversely affected.
Illiquid Investments
The Fund will invest in highly illiquid investments. The Fund does not expect to be able to transfer its investments in, or to withdraw from, the portfolio entities. In addition, the investments of the Fund generally will be investments for which no liquid market exists, and the Fund may be required to hold such investments until maturity or otherwise be restricted from disposing of such investments. Similarly, the portfolio entities in which the Fund invests, themselves, may face reduced opportunities to exit and realize value from their investments, including without limitation in the event of a general market downturn or a specific market dislocation. As a consequence, a portfolio entity or the Fund may not be able to sell its investments when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Furthermore, under certain circumstances, redemptions may be made by the Fund to Shareholders in kind and could consist of securities for which there is no readily available market.
The Fund may permit greater liquidity for Shareholders than the Fund is able to obtain with respect to portfolio entities and its other underlying assets. Such discrepancy could make the Fund vulnerable to a “run” on Fund assets resulting from repurchase requests that are greater than can be satisfied by the Fund.
Real Estate Risks Generally
The Direct Equity Investments may be subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets. Deterioration of real estate fundamentals generally, and in the U.S. and Canada in particular, would negatively impact the performance of the Fund. These risks include, but are not limited to, those associated with the burdens of ownership of real property, general and local economic conditions, changes in environmental and zoning laws, casualty or condemnation losses, regulatory limitations on rents, decreases in asset values, changes in the appeal of assets to tenants, changes in supply of and demand for competing assets in an area (as a result, for instance, of overbuilding), fluctuations in the average occupancy, operating income and room rates for hotel assets, the financial resources of tenants, changes in availability of debt financing which may render the sale or refinancing of investments difficult or impracticable, changes in building, environmental and other laws, energy and supply shortages, various uninsured or uninsurable risks, natural disasters, political events, changes in government regulations (such as rent control), changes in real property tax rates and operating expenses, changes in interest rates, and the availability of mortgage funds, which may render the sale or refinancing of investments difficult or impracticable, increased mortgage defaults, increases in borrowing rates, negative developments in the economy or political climate that depress travel activity, environmental liabilities, contingent liabilities on disposition of assets, acts of God, terrorist attacks, war and other factors that are beyond the control of the Adviser. In addition, in acquiring an asset or stock, the Fund may agree to lock-out
provisions that materially restrict it from selling that asset or stock for a period of time or that impose other restrictions, such as a limitation on the amount of debt that can be placed on that asset. There can be no assurance that there will be a ready market for the resale of Direct Equity Investments. Illiquidity may result from the absence of an established market for Investments or a disruption in the market.
Real Estate Title
Disputes over ownership of land sometimes occur. In certain jurisdictions including the U.S., title insurance is readily available to cover this risk, though typical exclusions from policies may render them ineffective in certain cases. In countries where title insurance is not readily available, or where the Fund does not obtain it, the Fund could rely on opinions of title from lawyers or other professionals, which may prove inaccurate. Furthermore, in some jurisdictions, certain social groups may have claims against property that otherwise appears to be properly entitled in the real estate registries, which may encumber title of property acquired by the Fund or its portfolio companies. In other jurisdictions, the real estate registry commonly does not reflect the true holder of the real estate title, which complicates title research and may result in title problems. Finally, in some jurisdictions, a purchase of real property can be attacked as not meeting “true sale” requirements and recharacterized as secured financing in the event the seller becomes insolvent. If any of these events occurs in relation to any of the Fund’s interests or properties, the Fund could lose value or certain of its rights in relation thereto.
Impact of Market Conditions on Commercial Real Estate Generally
The commercial real estate markets in which the Fund operates are affected by a number of specific conditions, such as planning, environmental, leasing, tax and other real estate-related laws and regulations, prevailing rental rates, prospective rental growth, occupancy rates, lease lengths, tenant creditworthiness and solvency, and benchmark investment yields and spreads that apply to commercial real estate. Adverse general economic and market conditions, such as those that prevailed during the most recent global economic downturn, could have a material adverse effect on commercial real estate assets, including by decreasing demand for commercial real estate, reducing rental income, decreasing occupancy rates, causing tenants to terminate leases early or enter bankruptcy proceedings, and decreasing the value of real estate assets generally. Declines in rental income on real estate as a result of negative market conditions would not necessarily be accompanied by a decline in significant expenses associated with holding real estate, such as real estate taxes, utility rates, insurance rates, and renovation and maintenance costs. This mismatch would accentuate the impact of a negative market event.
Local Real Estate Market Conditions
The success of each real estate investments may depend upon the performance of the local real estate markets where the portfolio companies operate and/or the assets are located. Local real estate markets can decline for any of a number of reasons, including but not limited to, population decline, poor regional economic performance, excess development leading to oversupply, local government policies and heightened taxes. No assurance can be given that the local real estate markets in which the Fund invests or the portfolio companies operate will improve, or remain constant, over the term of the Fund. Market conditions can deteriorate due to factors outside the foresight or control of the Adviser. Actual or perceived trends in real estate markets do not guarantee, predict or forecast future events, which may differ significantly from those implied by such trends.
Leasing Real Estate
The Fund’s investments for let are subject to various risks related to leasing and tenants. The Fund competes with other owners of real estate to lease space, and the occupancy and rental rates of its assets depend on leasing market activity. A tenant in one of the Fund’s assets may experience a decline in its business that weakens its financial condition and ability to make rental payments when due, or the tenant’s financial results from the asset rented from the Fund may decline such that the tenant has an incentive to terminate the lease. In some instances, the principal asset of a tenant is its improvements to the leased property, or the liability of the tenant may be contractually limited to its interest in such improvements. In those cases, the Fund relies only on the tenant’s equity interest in the improvements to secure the tenant’s obligations under the lease.
Tenants terminate leases, including before the term ends, for a variety of reasons. In addition, a tenant may seek the protection of applicable bankruptcy or insolvency laws, which could result in the rejection or termination of the tenant’s lease or other adverse consequences to the landlord. The Fund may be thwarted in attempts to enforce its rights as lessor and, even where the Fund is successful in enforcing its rights, the Fund may not be able to fully mitigate its losses or prevent future losses. After a lease has been terminated, the Fund nonetheless bears the fixed costs of ownership of the asset, such as real estate taxes, maintenance and other operating expenses and, if applicable, interest and amortizations on any related financing. Property that has been vacated by a tenant may not be relet at the same rental rate (or at all), thereby reducing the operating income from the property, and the Fund may need to make unexpected capital investments or take additional steps to lease the property again.
Any of the risks described herein could be exacerbated to the extent any tenant leases property from more than one of the Fund’s investments.
Capital Intensive
Real estate investing is capital intensive. The Fund could own or acquire assets that have defects, and normal wear and tear on the Fund’s assets necessitate repairs. The Fund may own or acquire an asset with a capital expenditure plan, but the condition of the asset may cause the capital requirements to exceed expectations. Furthermore, the Fund may be required to expend funds to correct defects or to make improvements before an investment in an asset can be sold. In all these cases, the Fund would be required to expend capital on the asset in excess of the Adviser’s business plan. No assurance can be given that the Fund will have the necessary funds available to meet the capital requirements of any particular asset or that any such efforts or expenditures will be successful.
Fluctuations in Capitalization Rates
Pricing of commercial real estate is commonly tracked through prevailing market capitalization rates. An asset’s capitalization rate is its net operating income divided by its market value. If the market capitalization rate of an asset acquired by the Fund rises above the capitalization rate at time of its acquisition, the value of the asset would be negatively affected, absent offsetting increases to net operating income since time of acquisition. There can be no assurance that capitalization rates will not increase from time of acquisition.
Investment in Troubled Assets
The Fund could make investments in nonperforming, underperforming or troubled assets or undercapitalized real estate companies. The success of such investments often depends on the Adviser’s ability to reposition the assets or improve their operating results, which may require additional capital. There can be no assurance the Adviser or the Fund will be successful in such endeavors.
Governmental Action Risk
The Fund’s investments may become subject to condemnation, seizure, eminent domain or other similar actions by governmental authorities. Such an action could have a material adverse effect on the financial viability and marketability of the Fund’s investment and there can be no assurance that the Fund will have, or be able to effectively enforce, any rights to prevent such action. In addition, the Fund may not be able to anticipate and/or insure against any such losses of property and ultimately may not receive adequate or timely compensation for the cost of its investment and any improvements or other costs relating thereto.
Development Risk
Successful development of new or expansion projects may require the involvement of a broad and diverse group of stakeholders who will either directly influence or potentially be capable of influencing the nature and outcome of the project. Such characteristics may include, without limitation, political or local opposition, receipt of regulatory approvals or permits, site or land procurement, environment-related issues, construction risks and delays, labor disputes, counterparty non-performance,
project feasibility assessment and dealings with and reliance on third-party consultants. When making an investment, value may be ascribed to potential development projects that do not achieve successful implementation, potentially resulting in a lower than expected returns to the Fund.
Limited Liquidity; No Market for Shares
An investment in the Fund may be considered to be a relatively illiquid investment because Shares are not generally transferable without the prior consent of the Board and the redemption rights of the Shareholders are restricted as described above and in the Articles. In addition, transfer of the Shares may be affected by restrictions on resales imposed by applicable law. The Fund is not intended as a complete investment program and is designed only for persons who are able to bear economic risk of investment and are sophisticated persons in connection with financial and business matters who do not need liquidity with respect to their investments.
Time Required to Maturity of Investments
A significant period of time may elapse from the time when the Fund makes an investment until the time that the Fund or the relevant portfolio entity is able to realize a return on such investment. As a result, proceeds from investments may not be realized by the Fund for a substantial time period to be available to meet the Fund’s ongoing liquidity needs, including without limitation any repurchase requests.
Risks Associated with Portfolio Entities
The portfolio entities in which the Fund may invest (which includes any subsidiary investment vehicles or other entities through which the Fund makes an investment) will sometimes involve a high degree of business and financial risk. Such portfolio entities and/or their respective sponsors or managers may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may have a high level of leverage or may otherwise have a weak financial condition. In addition, portfolio entities and/or their respective sponsors and managers may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial and technical personnel. Portfolio entities in
non-U.S.
jurisdictions may be subject to additional risks, including changes in currency exchange rates, exchange control regulations, risks associated with different types (and lower quality) of available information, expropriation or confiscatory taxation and adverse political developments. In addition, during periods of difficult market conditions or slowdowns in a particular investment category, industry or region, Portfolio entities may experience decreased revenues, financial losses, difficulties in obtaining access to financing and increased costs. During these periods, they may also have difficulty in expanding their respective businesses and operations and may be unable to service their outstanding obligations or pay expenses as they become due. A general market downturn or a specific market dislocation may adversely affect the Fund’s investment performance.

Volatility; Interest Rate Risk
General fluctuations or instability in the market prices of securities and interest rates may affect the Fund’s investment opportunities and the value of the Fund’s investments. Generally, if interest rates rise, the value of such investments, including debt and mezzanine investments, will decline. During periods of rising interest rates, the average life of certain types of securities in which the Fund may invest may be extended, because borrowers choose not to repay principal on the loans to take advantage of a below market interest rate. This extension risk increases the security’s duration (the estimated period until the security is paid in full) and may reduce the value of the security. During periods of declining interest rates, an issuer of fixed-income securities may be more likely to exercise its option to prepay principal, which may make an investment less profitable. This is known as call or prepayment risk. Additionally, the Fund may borrow, without limitation, to fund investments and/or redemptions, all expenses relating to the operation of the Fund (and any related investment vehicles) (“
Fund Expenses
”) or other liabilities or obligations of the Fund. While such use of borrowed funds may increase returns if the Fund earns a greater return on investments purchased with borrowed funds (or investments that need not be sold to meet repurchase requests or pay Fund Expenses) than it pays for such funds, the use of borrowed funds decreases returns if the Fund fails to earn as much as it pays for such funds. As a result, rising interest rates could directly impact the Fund’s performance and the NAV per Share.
Contingent Liabilities
From time to time the Fund may incur contingent obligations in connection with an investment. For example, the Fund may purchase from a lender a revolving credit facility or bank loan obligation that has not yet been fully drawn or funded or may agree to backstop a bank syndicate’s or other participant’s financing commitments to fund a merger or acquisition. If the borrower subsequently draws down on the facility, the Fund would be obligated to fund the amounts due. The Fund may also enter into agreements pursuant to which it agrees to assume responsibility for default risk presented by a third-party, and may, on the other hand, enter into agreements through which third-parties offer default protection to the Fund. Other contingent obligations incurred in the ordinary course of the Fund’s business could include commitments to fund joint venture equity at future dates, indemnities or guarantees, and representations or warranties upon sale or disposition. Unresolved claims, including threatened litigation against the manager, its affiliates, or the fund, or tax assessments or claims for unpaid taxes, are also a source of possible contingent liabilities. Contingent obligations may result in reserves and holdbacks upon distributions or dissolution of the Fund, which may subsist indefinitely.
Reliance on Direct Investment Sponsors
The Fund will be investing in direct investments sponsored, controlled and managed by third parties. The Fund will generally not have an active role in the management of the assets of Direct Investments, and the Fund’s ability to withdraw from or transfer its interests in such Direct Investments will be limited. As a result, the performance of the Fund will depend significantly on the investment and other decisions made by third parties, which could have a material adverse effect on the Fund’s performance.
As discussed above, various laws enacted for the protection of creditors may be applied to investments the Fund may make and the Fund may sustain losses or incur legal defense costs as a result. Losses may be realized years after the investments were bought or sold by the Fund. These creditor-protection laws may be applied to Fund investments in bonds or bank loans of distressed companies that go or have gone into bankruptcy, and also may be applied to equity investments bought or sold by the Fund. For example, under U.S. federal and state laws of fraudulent conveyance (if applicable), if loans made to companies that are insolvent or are rendered insolvent as a result of the transaction that includes the borrowing, the loans or the liens or guaranties that secure such loans may be judicially invalidated, and the borrower’s payments of principal, interest or fees to its lenders or stock dividends or stock repurchase payments may be recouped. In the United States, fraudulent conveyance actions may target transfers made as much as six years before the commencement of the fraudulent conveyance action or a bankruptcy case. Similar to fraudulent conveyance actions, preference actions also may be asserted under U.S. law (if applicable) against investors in a failing company. If an issuer in which the Fund has an investment becomes insolvent, any payment made by the issuer on such investment, including loan interest, principal or fees, may be subject to disgorgement as a “preference” if made within a certain period of time (which may be as long as one year) before the date the issuer goes into bankruptcy. Under other principles of U.S. bankruptcy law (if applicable), loans may lose their priority due to “equitable subordination,” which is a remedy where a court subordinates the claim of a creditor to claims of disadvantaged creditors.
The Fund may invest in the debt securities of highly leveraged investments. Debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there may be no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of debt investments, including, without limitation, prevailing interest rates, investor demand, changes in the financial condition of investments, government fiscal policy and domestic or worldwide economic conditions. Specifically, for any real estate investment, a downturn in any of a borrower’s businesses could ultimately lead to bankruptcy if it is unable to timely resolve the underlying causes, which may be largely outside of its control. Bankruptcy and insolvency laws afford certain rights to a party that has filed for bankruptcy or reorganization that may render certain remedies unenforceable, or, at the least, delay our ability to pursue such remedies and realize any recoveries in connection therewith.
Debt Securities Risk
Debt securities in general do not entitle their holder to control rights over the issuer and are subject to creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” or “preferential payment” under relevant creditors’ rights laws,
(ii) so-called
lender liability claims by the issuer of the obligations and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The Fund’s investments in debt securities also may be subject to early redemption features, refinancing options, pre-payment
options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Additionally, the Fund may invest in private sector debt securities and instruments, including, without limitation, “higher yielding” (and, therefore, generally higher risk) debt securities, syndicated bank loans and other subordinate debt obligations from time to time, and a major economic recession or financial crisis could have a material adverse impact on the value of such securities and instruments or otherwise increase the incidence of defaults. With respect to credit ratings (if any), an issuer’s rating is heavily weighted by historical data and does not necessarily reflect future conditions. In addition, the rating agencies may have difficulty rating and monitoring fixed-income securities through different economic cycles. If rating agencies incorrectly rate, or downgrade ratings on, fixed-income securities, the value of the securities may decrease substantially.
Volatile Market Conditions
In recent years there has been extended volatility and disruption in the global financial markets. Market volatility and disruption could adversely affect the portfolio entities, which, in turn, would adversely affect the performance of the Fund. For example, the lack of available credit and/or the increased cost of credit may materially adversely affect the performance of portfolio entities that rely heavily on leverage such as leveraged buyout funds. Disruptions in the debt and equity markets may make it more difficult for the portfolio entities and the Fund to exit and realize value from their investments, because potential buyers of portfolio entities may not be able to finance acquisitions and the equity markets may become unfavorable for initial public offerings. In addition, volatility may directly affect the market prices of securities issued by many companies for reasons unrelated to their operating performance and may adversely affect the valuation of the Fund’s investments. Furthermore, volatile market conditions can result in increased redemptions from the Fund.
Any or all of these factors may result in lower Fund investment performance. Governmental authorities have undertaken, and may continue to undertake, a variety of initiatives designed to strengthen and stabilize the economy and the financial markets. However, there can be no assurance that the introduction, implementation and winding down of these initiatives will be successful, and there is no way to predict the ultimate impact of the disruption or the effect that these initiatives will have on the performance of the portfolio entities or the Fund.

Consequences of the Fund’s Failure to Satisfy Capital Calls
If the Fund does not timely meet its obligations to make capital contributions when due to any of its portfolio entities or other counterparties, whether because of a lack of resources resulting from over-commitments by Hamilton Lane, mismanagement of the Fund’s cash by Hamilton Lane or any other reason, the Fund may be subject to significant penalties under the terms of such portfolio entity or counterparty, which could have a material adverse effect on the value of the Fund’s investment in such portfolio entity or subject the Fund to liability to such counterparty. As the Fund will have neither the right to call additional capital contributions from Shareholders nor the right to require the return of any distributions, the Fund may have increased difficulty in meeting unexpected capital calls from portfolio entities or obligations to return distributions to portfolio entities.
Currency Risk
The Fund’s portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the portfolio investments are denominated against the U.S. dollar may result in a decrease of the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.
Hedging Risks
With a view toward reducing the risk of adverse movements in currency exchange rates, interest rates and securities prices of, and other market risks with respect to, its investments, the Fund may employ a wide range of hedging techniques, including through the purchase of currency exchange contracts, futures, forwards, put and call options of any type, swap transactions (including interest rate, credit default, asset, index, inflation, correlation, basis, currency, variance swaps and the purchase or sale of related caps, floors, collars, and swaptions), derivatives and other means determined in the judgment of Hamilton Lane to involve instruments or methods that evidence a negative correlation to risk desired to be hedged. There can be no guarantee that suitable hedging instruments or methods will be available at the time when the Fund wishes to use them, and the Fund does not expect to be able to eliminate its exposure to exchange rate, interest rate and security price fluctuations and other market risks. Additionally, in the event of an imperfect correlation between a position in a hedging instrument and the position that it is intended to protect or because of the cost of such investment, the desired protection may not be obtained, and the Fund may be exposed to a risk of loss. The use of hedging techniques will incur costs and expenses, which may reduce the returns of the Fund, and the Shareholders will bear all such costs and expenses, even if such hedging does not prevent a loss to the Fund or if such costs are in excess of any hedging gain.
Leverage Utilized by the Fund
The Fund may borrow money or otherwise utilize leverage in connection with its investment activities and to otherwise provide liquidity. Leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The Fund is expected to enter into the credit agreement for such purposes.
Specifically, the Fund may borrow money through a credit facility or other arrangements to portfolio investments in infrastructure-related investments up to the limits imposed by the 1940 Act. The 1940 Act’s asset coverage requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this asset coverage requirement is breached, subject to certain exceptions.
The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its investments at inopportune times, which may further depress the returns of the Fund.
Illustration.
The following table illustrates the effect of leverage on returns from an investment in our Shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes: (i) 375 million in average total assets, (ii) a weighted average cost of funds of 2.0%, (iii) $75 million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to 25% of its average net assets during such period), and (iv) $300 million in average Shareholders’ equity. In order to compute the corresponding return to Shareholders, the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to Shareholders. The return available to Shareholders is then divided by Shareholders’ equity to determine the corresponding return to Shareholders. Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-13%	-6.7%	-0.5%	5.8%	12.0%
Similarly, assuming (i) $
375
million in average total assets, (ii) a weighted average cost of funds of
2.0
% and (iii) $75 million in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately 1.57% in order to cover the annual interest payments on the Fund’s outstanding borrowings.
Co-Investment
Opportunities
The Fund’s investment portfolio will include
co-investments,
which are indirect investments in the equity of private companies, alongside private equity funds and other private equity firms via special purpose vehicles (“
SPVs
”). There can be no assurance that the Fund will be given
co-investment
opportunities, or that any specific
co-investment
offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. Due diligence will be conducted on co-investment
opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such co-investments.
The Fund’s ability to dispose of
co-investments
may be severely limited.
Many entities compete with the Fund in pursuing
co-investments.
Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition and regulatory restrictions, the Fund may not be able to pursue attractive co-investment
opportunities from time to time.

Inflation Risk
If an investment is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. Many of the Fund’s investments may have revenues linked to some extent to inflation, including, without limitation, by government regulations and contractual arrangement. As inflation rises, an investment may earn more revenue but may incur higher expenses. As inflation declines, an investment may not be able to reduce expenses commensurate with any resulting reduction in revenue. There is a risk of a rise in real interest rates, which is likely to create higher financing costs and may reduce the amount of levered, after-tax
cash flow generated by an investment.
Market Disruption and Geopolitical Risk
Disease outbreaks, public health emergencies (e.g. the coronavirus outbreak, epidemics and other pandemics), the European sovereign debt crisis, instability in the Middle East, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the various counties, including the U.S., the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and invasion of Ukraine, and other similar events may result in market volatility, may have long-term adverse effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Shares. There can be no assurance that such market disruptions may not have other material and adverse implications for the sectors in which the Fund may invest.
The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund has a commercial relationship could adversely affect, among other things, the Fund’s ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.
Additionally, if the sponsor of portfolio fund has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio fund or its Portfolio Companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.
The coronavirus (“
COVID-19
”) pandemic has adversely impacted global commercial activity and contributed to significant volatility in the capital markets. The
COVID-19
pandemic and restrictive measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the reintroduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain good and services, reductions in business activity and financial transactions, supply chain interruptions, labor shortages, increased inflationary pressure and overall economic and financial market instability both globally and in the U.S. While several countries, including the U.S., relaxed the public health restrictions partly as a result of the introduction of vaccines, the future impact of
COVID-19
is currently unknown. The effects to public health, business and market conditions resulting from the
COVID-19
pandemic may have a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing
political, social and economic risks.
Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally. The Fund’s investments could be negatively impacted by the current hostilities in Eastern Europe and the Middle East, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could become more significant. Certain infrastructure-related assets in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the U.S. and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. These sanctions could also impair the Fund’s ability to meet its investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s ability to sell securities or other financial instruments as needed to meet shareholder tenders. The Fund could seek to not conduct tender offers in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.
Termination of the Fund’s Interest in a Portfolio Entity
If the general partner or manager of a portfolio entity determines that the continued participation of the Fund in the portfolio entity would have a material adverse effect on the portfolio entity or its assets, the portfolio entity may, among other things, terminate such interest in the portfolio entity or impose other penalties on the Fund.
Portfolio Entity Risk of Leverage
In addition to the leverage incurred by the Fund, portfolio entities may employ significant leverage in connection with their operations, investments and/or other activities. Leverage generally magnifies both the opportunities for gain as well as the risk of loss from an equity investment, and calculations of NAV per Share will be exposed to this magnified risk-return dynamic. Portfolio entities may be subject to restrictive financial and operating covenants as a result of their use of leverage. Leverage may render these portfolio entities vulnerable to increases in interest rates and impair their ability to finance their future operations, activities and capital needs. As a result, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged portfolio entity’s financial performance will tend to increase or decrease at a greater rate than if borrowed money were not used.
The Fund, and subsidiary investment vehicles through which the Fund invests, may also employ leverage, including pursuant to a secured credit facility. While the use of borrowed funds increases returns if the Fund earns a greater return on investments purchased with borrowed funds than it pays for such funds, the use of leverage decreases returns if the Fund fails to earn as much on such investments as it pays for such funds. Failure to satisfy the terms of debt incurred by the Fund can have negative consequences, including forced liquidation of investments in order to satisfy the Fund’s obligations.
Fraudulent Activities
There is a risk that a sponsor or manager of any portfolio entity may knowingly, negligently or otherwise withhold or misrepresent information regarding the portfolio entity’s performance or activities, including the presence or effects of any fraudulent or similar activities (“
Fraudulent Activities
”). Hamilton Lane is not expected to be in a position to monitor the accuracy of information provided by any such sponsor or manager, nor would they generally have the opportunity to discover such situations prior to the time such sponsor or manager discloses (or there is public disclosure of) the presence or effects of any Fraudulent Activities. Accordingly, Hamilton Lane cannot offer any assurances that portfolio entities or their respective sponsors or managers will not engage in Fraudulent Activities or that Hamilton will have the opportunity or ability to protect the Fund from suffering a loss because of such Fraudulent Activities.

Further, there is a risk that the management of a portfolio entity may engage in Fraudulent Activities. In the case of portfolio entities owned directly by the Fund, Hamilton Lane may not discover such Fraudulent Activity for a significant period, particularly given that it is expected that the Fund will not own controlling interests in such portfolio entities and thus may not have access to all relevant information. In the case of portfolio entities owned indirectly through an underlying fund, the underlying fund’s sponsor may not discover such Fraudulent Activity for a significant period of time and, even if they do, may not disclose it to the Fund or otherwise respond similar to how Hamilton Lane would respond if it were placed in a similar situation. The Fund could suffer losses as a result of such occurrence.
In addition, certain service providers to, consultants and other third-parties engaged by a portfolio entity or the Fund may engage in Fraudulent Activities, and such Portfolio Entity may intentionally or negligently benefit from such Fraudulent Activities.
Hamilton Lane will likely not learn of Fraudulent Activities within a time frame sufficient to prevent significant harm to the Fund and the Shareholders. Even if Hamilton Lane is able to detect potential Fraudulent Activities and a determination is made to attempt to remove and terminate the relevant general partner, sponsor, management, service provider, consultant or other third-party, there is no guarantee that Hamilton Lane will be able to do so or, even if successful, that it will not take a significant amount of time and expense on the part of the Fund to do so. There is also a risk that such general partner, sponsor, management, service provider, consultant or other third-party could convert assets contributed by the Fund to any portfolio entity or paid by the Fund to any other third-party to its own use. There can be no assurance that general partners, sponsors, managements, portfolio entities, service providers, consultants and other third-parties will comply with all applicable laws and that assets of the Fund entrusted to the portfolio entities or other third-parties will be protected.
Limited Availability of Information
Due to confidentiality concerns, portfolio entities generally will not permit the Fund to disclose information regarding the portfolio entity’s investment strategies, investments, risks and/or prior performance. In addition, certain portfolio entities may provide limited or no information regarding their investment strategies or investments. Accordingly, in certain circumstances, Shareholders may not have, and the Fund may not be able to provide, sufficient information to evaluate to their full satisfaction the risks of investing in the Fund and the manner in which the capital they have contributed to the Fund has been invested. In addition, incomplete information may affect the valuations of investments, which may not be indicative of current or ultimate, realizable values.
Risks Related to the Fund’s Business and Structure
Independence and Discretion of the Board
The Board may change our investment objective or may modify or waive our current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse. Our Board, however, may not change our fundamental policies without the consent of a majority of our voting Shares. Our investment objective is to seek long-term capital appreciation. We intend to seek to achieve our investment objective by primarily investing in investment interests. In addition, the Board has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without Shareholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results or the value of the Shares. However, the effects might be adverse, which could negatively impact our ability to pay distributions and cause Shareholders to lose all or part of their investment. Moreover, we will have significant flexibility in investing the net proceeds of the Offering and may use the net proceeds from the Offering in ways with which investors may not agree or for purposes other than those contemplated at the time of the Offering.

Finally, since our Shares are not listed on a national securities exchange, Shareholders will be limited in their ability to sell their Shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.
Reliance on Key Personnel
The success of the Fund will depend in part upon the skill and expertise of Hamilton Lane’s investment professionals. There can be no assurance that such professionals will continue to be associated with Hamilton Lane, and any departure or resignation of any key employee of Hamilton Lane could have an adverse impact on the performance of the Fund.
Reliance on the Adviser
Our ability to achieve our investment objective depends on the Adviser’s ability to manage and support the investment process. If the Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed. Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of the Adviser. The departure of any of the Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on the Adviser’s ability to identify, analyze, invest in, finance, and monitor underlying funds and other companies and investments, and the Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. The Adviser’s failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
Each of the Investment Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to us. If any such agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace the Adviser or Administrator.
Management Risk
We are subject to management risk because we are an actively managed investment portfolio. The Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that these will produce the desired results. We may be subject to a relatively high level of management risk because we may invest in private, illiquid instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with other investments and asset classes, such as publicly traded equities and bonds.
If our techniques for managing risk are ineffective, we may be exposed to unanticipated losses.
In order to manage the significant risks inherent in our business, we must maintain effective policies, procedures and systems that enable us to identify, monitor and control our exposure to market, operational, legal and reputational risks. Our risk management methods may prove to be ineffective due to their design or implementation or as a result of the lack of adequate, accurate or timely information. If our risk management efforts are ineffective, we could suffer losses or face litigation, particularly from our clients, and sanctions or fines from regulators. Our techniques for managing risks may not fully mitigate the risk exposure in all economic or market environments, or against all types of risk, including risks that we might fail to identify or anticipate. Any failures in our risk management techniques and strategies to accurately quantify such risk exposure could limit our ability to manage risks or to seek positive, risk-adjusted returns. In addition, any risk management failures could cause fund losses to be significantly greater than historical measures predict. Our more qualitative approach to managing those risks could prove insufficient, exposing us to unanticipated losses in our net asset value and therefore a reduction in our returns.
Operational Risk
An investment in us, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on us. While we seek to minimize such events through controls and oversight, there may still be failures that could cause losses to us.
Importance of Relationships; Competition for Access to Investments and Investment Funds
Hamilton Lane seeks to maintain strong relationships with the sponsors of investment funds in which it has previously made investments and who may provide opportunities for Direct Investments and Opportunistic Investments, as well as Secondary Investments, and with investors who may represent potential sellers in the private equity and private debt secondary markets. However, the market for access to Direct Investments, Opportunistic Investments and Secondary Investments is extremely competitive and the positioning of Hamilton Lane as an institutional participant in private markets may evolve as markets mature or in response to such competition, and there can be no assurance that Hamilton Lane will be able to secure the opportunity to invest on behalf of the Fund in all of the investments it selects or desires, or that the size of the investments available to Hamilton Lane will be as large as it would want. Moreover, because Hamilton Lane generally will not control the investment or other business decisions of any portfolio entity, there can be no assurance that the Fund will achieve its desired exposure to the relevant investment categories, industries and regions.
Competition Among Alternative Asset Sponsors
Numerous alternative asset sponsors have raised or are raising new capital for investments. We expect sponsors to continue to raise new capital for investments in the future. This has the effect of increasing competition for attractive investments and could make it more difficult for the Fund and the portfolio entities to successfully identify, structure and execute investments at attractive valuations or otherwise achieve their investment objectives.
Risks of Investing With Third Parties;
Non-Controlling
Investments
The Fund will be investing primarily in portfolio entities sponsored, controlled and/or managed by third-parties. Such third-party managers and sponsors may have interests (including financial interests) which are inconsistent with those of the Fund and may be in a position to take or block actions in a manner adverse to the Fund’s interests. The Fund generally will have little opportunity to negotiate the terms in any portfolio entity, and the Fund generally will not have the right to determine the timing or terms of the disposition of investments, but rather will be required to rely on third-party sponsors and managers to make such determinations, which may or may not be in the best interest of the Fund. The Fund will not have an active role in the management of the portfolio entities and will be relying on third parties to effectively manage the portfolio entities. The Fund’s ability to withdraw from, or transfer, its investment in any portfolio entity will be limited. As a result, the performance of the Fund will depend significantly on the investment and other decisions made by third parties, which could have an indirect, material adverse effect on returns to investors in the Fund.

Furthermore, by virtue of its relationship with other investors in any particular portfolio entity, the Fund may be deemed to be part of a control group and may be exposed to potential liabilities of a controlling person with respect to the portfolio entity, including liabilities for environmental damages, product defects, unfunded pension liabilities, failures to supervise management and violations of governmental regulations.
In addition, the Fund may make investments together with other Hamilton Lane funds, investment vehicles and/or accounts, including through commonly owned subsidiary investment vehicles. As a result, to the extent any other Hamilton Lane fund, investment vehicle or account defaults in its obligation to any such subsidiary investment vehicle, the Fund could be adversely affected by having to make up its portion of the shortfall created by such default. If the Fund and any other relevant Hamilton Lane funds, investment vehicles and/or accounts do not, or are unable to, collectively make up the shortfall created by such default, then the subsidiary investment vehicle will likely default on its obligation under the applicable transaction documents relating to the subsidiary investment vehicle’s underlying investment or investments. Such a default will likely have adverse consequences (which will generally depend on such transaction documents) and the Fund could be responsible for its portion of any liabilities or losses resulting from such default. Moreover, the use of such subsidiary investment vehicle may give rise to various conflicts of interest. For example, the use of any such vehicle may make it more difficult to address specific considerations applicable to the Fund, and the other participating Hamilton Lane funds, investment vehicles and/or accounts, as well as their respective investors, than if separate vehicles were used for each of the Fund and such other funds, investment vehicles and accounts. Hamilton Lane will be governed by different terms in its contractual arrangements with the Fund and such other funds, investment vehicles and accounts, including terms regarding fees and other compensation to Hamilton Lane, expenses, portfolio construction and investment objectives, which differences may engender conflicts of interest. In addition, a level of discretion will be required with respect to each entity’s relative participation in any such vehicle, including adjustments intended to reflect the entities’ relative capital available for investment as of the conclusion of their respective offering periods.
Third-Party involvement
The Fund may in some situations
co-invest
with third parties through joint ventures or other entities. Such investments could involve additional risk in the event that a joint venture partner has economic or business interests that are inconsistent with those of the Fund. In addition, in certain circumstances the Fund could be liable for actions of its joint venture partners.
Third-Party Broken Deal Expenses
When the Fund agrees or indicates an interest to participate in a Direct Investment, Secondary Investment, Opportunistic Investment or other investment with a third-party and such prospective investment is not consummated, there may nonetheless be significant costs, expenses and fees relating to such prospective investment, including for diligence, structuring and payment of “broken deal fees,” and, in certain cases, the third-party may have significant flexibility in allocating such costs, expenses and fees among the Fund and other potential investors. As a result, the Fund may be required to bear significant costs, expenses and fees in relation to unconsummated Direct Investments, Secondary Investments, Opportunistic Investments and other investments, including in some cases, amounts greater than its proportionate share would be based on its anticipated share of the prospective investment that was not consummated.
No Right to Control the Fund’s Operations
The Shareholders will have no opportunity to participate in the day-to-day
operations, including investment and disposition decisions, of the Fund. In order to safeguard their limited liability for the liabilities and obligations of the Fund, the Shareholders must rely entirely on Hamilton Lane to conduct and manage the affairs of the Fund.

Alternative Investment Vehicles
Based on legal, tax, regulatory and other structuring considerations, the Board, in consultation with the Adviser, may form and cause an investment to be made through one or more alternative investment vehicles. The terms of any alternative investment vehicles may vary from the terms of the Fund based in part on the structure of the relevant investment, legal requirements, and tax, regulatory and other considerations, as determined by the Board (in consultation with the Adviser). For purposes of calculating the management fee, any investment held in an alternative investment vehicle will be treated as if held by the Fund, except to the extent that the Board determines in good faith after consultation with the Adviser and counsel that the aggregation of results between the alternative investment vehicle and the Fund materially increases the risk of adverse tax consequences or imposes legal, regulatory or other constraints. The use of any such alternative investment vehicles is permitted, but not required, and there can be no assurance that alternative investment vehicles will be utilized. Further, if alternative investment vehicles are utilized in connection with particular investments, the tax treatment of those alternative investment vehicles, and the tax consequences to the Shareholders of investing in those alternative investment vehicles, may vary from the tax treatment of investing in the Fund and the tax consequences to the Shareholders otherwise described herein. Shareholders participating through such an alternative investment vehicle will bear the costs and expenses (including taxes) of such alternative investment vehicle, and such amounts will be treated as distributions to such Shareholders.
Exculpation and Indemnification of Management and Other Persons.
Under the terms of the Articles, the Board of the Fund, the Fund’s officers, the Adviser and any of their respective affiliates, principals, members, managers, shareholders, partners, officers, directors, employees, agents and representatives (each, a “
Covered Person
”) shall not be liable to the Fund or the Shareholders for damages related to any act or omission of any Covered Person relating to the Fund, except for damages determined by a court of competent jurisdiction in a final judgment to be primarily and directly attributable to any act or omission by and Covered Person constituting willful misfeasance (within the meaning of Section 17(h) of the 1940 Act), bad faith, gross negligence or reckless disregard in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. (any such act or omission being “
Disabling Conduct
”). Subject to the terms of the Articles, the Fund will indemnify each Covered Person against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Covered Person or the Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Covered Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the of the Fund, on the part of the Covered Persons when action on behalf of the Fund or otherwise in connection with the business or affaires of the Fund, except to the extent that such claims, damages, liabilities, costs or expenses are determined by a court of competent jurisdiction in a final judgment to have resulted primarily and directly from such Covered Person’s Disabling Conduct. As a result of these exculpation and indemnification provisions, the Shareholders will have limited recourse in the event of losses arising from the investment activities or other operations of the Fund. In addition, the constitutive documents of the portfolio entities will typically have similar exculpation and indemnification agreements, which will effectively limit the recourse of the Fund against the sponsor of any portfolio entity and its covered persons and entities, in the event of losses caused to the Fund by such portfolio entity.
Amount or Frequency of Distributions Not Guaranteed
The amount of any distributions we
may
make is uncertain, and any distributions will be authorized in the sole discretion of the Board, or as delegated by the Board, the officers of the Fund, out of assets legally available therefore. The Fund expects to distribute net investment income, if any, and net realized capital gain, if any, at least annually to qualify and maintain its qualification as a RIC for U.S. federal income tax purposes; however, the Fund may distribute net investment income, if any, or return capital to Shareholders more frequently. The Fund may also pay a special distribution to comply with federal tax requirements. The Board, or as delegated by the Board, the officers of the Fund, may make distributions in its sole discretion. To the extent that distributions include a return of capital to Shareholders, these are not dividends and are simply a return of the amounts that Shareholders invested. Although such distributions are not currently taxable, such distributions will have the effect of lowering a Shareholder’s tax basis in the Shares, which will result in a higher tax liability when the Shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund’s distributions may exceed earnings and cash flow from operating activities and may be paid from borrowings, proceeds from
private offerings and other sources, including the sale of our assets or return of capital.
Dividends and other distributions may be paid to Shareholders if, as and when authorized
by the Board, or as delegated by the Board, the officers of the Fund, and when declared, we will pay these distributions to Shareholders out of assets legally available for distribution. While the Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure investors that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year
increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this Registration Statement. In addition, the inability to satisfy the asset coverage test applicable to us as a registered closed-end
management investment company may limit our ability to pay distributions. All distributions will be paid as, if and when authorized by the Board, or as delegated by the Board, the officers of the Fund, and declared by us and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable investment company regulations, compliance with Delaware law and such other factors as the Board or the Fund’s officers, as applicable, may deem relevant from time to time. We cannot assure investors that we will pay distributions to Shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of the Offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in the Shares, which may result in you recognizing more gain (or less loss) when your Shares are sold. Distributions from the proceeds of the Offering or from borrowings also could reduce the amount of capital we ultimately invest in our investments.
Regulatory Risks
Our ability to enter into transactions with our affiliates will be restricted.
Affiliates of the Adviser engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or portfolio investments. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund or portfolio investments. Affiliates of the Adviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the portfolio investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may invest alongside the Fund in certain transactions that are in compliance with Section 17 of the 1940 Act. The Adviser and certain funds advised by the Adviser have received a Section 17(d) Order from the SEC that permits the Fund to, among other things and subject to certain conditions, invest in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, that involve the negotiation of certain terms of the private placement securities to be purchased (in addition to price-related terms), subject to certain terms and conditions.
The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Section 17(d) Order or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule
17d-1
as expressed in SEC
no-action
letters or other available guidance.
Under the terms of the Section 17(d) Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Directors must be able to reach certain conclusions in connection with investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. The Section 17(d) Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Section 17(d) Order. The Adviser’s investment allocation policies and procedures can be revised at any time without notice to, or consent from, the shareholders.
Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.
Certain exemptions in Rule
18f-4
under the 1940 Act permit us to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule
18f-4,
“derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule
18f-4(d)(1)(ii),
reverse repurchase agreements and similar financing transactions. We will rely on a separate exemption in Rule
18f-4(e)
when entering into unfunded commitment agreements (e.g., capital commitments to invest in private funds that can be drawn at the discretion of the private fund’s general partner). To rely on the unfunded commitment agreements exemption, we must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. We will rely on another exemption in
Rule 18f-4(f)
when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced
commitments, and dollar rolls) and
non-standard
settlement cycle securities, if certain conditions are met. When we enter into a secondary transaction to purchase interests in underlying private funds, we will treat the date of the transfer agreement to purchase the interest in a specific private fund as the trade date for determining whether the purchase of the private fund qualifies for the exemption for non-standard
settlement cycle securities transactions.
Reliance on Third-Party Service Provider
The Fund is reliant on the performance of third-party services providers including the Adviser, the Administrative Agent, the Fund’s auditor and the marketing service providers. Failure by such third-party service providers to perform in accordance with the terms of their appointment could have a material detrimental impact on the operation of the Fund. The third-party service providers may fail to perform or otherwise not perform in a manner that promotes the interests of the Fund. This may include systems failures and security breaches that could significantly disrupt our business.
In particular, in the case of voluntary withdrawal of the Adviser or of its removal by the Fund or in the case that the Adviser is no longer authorized or in the case of insolvency of the Adviser, the Board must take all necessary measures in order to replace the Adviser. There is no guarantee that the Fund will be able to find a replacement Adviser of the same caliber and providing the same level of service.
Information Technology Systems
We are dependent on the Adviser to provide a variety of management services, including execution of our strategy. The Adviser depends on information technology systems to assess investment opportunities, strategies and markets and to monitor and control risks for us. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Adviser’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm our performance.
Cyber Security Risk
The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser.
Risks Related to an Investment in Shares
Material Federal Income Tax Risks
The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income
and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. The Fund currently expects that it will meet these requirements. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible, which may result in the Fund being subject to corporate income tax.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with pay-in-kind
interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash
compensation such as warrants or stock, or we may engage in transactions, including debt modifications or exchanges, that require us to recognize income without the corresponding receipt of cash. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.
Some of our investments may be subject to corporate-level income tax.
We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes.
Legislative or regulatory tax changes could adversely affect investors.
At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our Shares or the value or the resale potential of our investments.
ITEM 9. MANAGEMENT
ITEM 9.1(a) BOARD OF DIRECTORS:
Pursuant to Delaware Law and our Limited Liability Company Agreement (“
LLC Agreement
”), our business and affairs are managed under the direction of the Board. The Board has overall responsibility for the supervision of the management and business operation of the Fund on behalf of the Shareholders. Each Director will serve until the expiration of the term to which he or she is elected and until his or her successor is approved and elected, unless he or she is removed sooner or becomes Incapacitated (as defined in the LLC Agreement). Although the number of Directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent Director. Any Director may voluntarily resign upon the giving of notice thereof to the Fund, such resignation to take effect upon receipt of such notice by the Fund or such later date as set forth in such notice.
Any Director may be removed either: (i) with or without Cause (as defined in the LLC Agreement) by the action of at least two-thirds
of the other Directors; (ii) by failure to be
re-elected
by the Shareholders at a meeting of Shareholders duly called by the Board for such purpose; or (iii) for Cause by the affirmative vote of a of Shareholders who in the aggregate own more than 67% of the outstanding Shares of the Fund. In addition to the foregoing, an interested director (as defined by Section 2(a)(19) of the 1940 Act) may be removed by a majority of the remaining Directors in the event such Director is no longer an employee or officer of the Adviser or an affiliate thereof. The removal of a Director shall in no way derogate from any rights or powers of such Director, or the exercise thereof, or the validity of any actions taken pursuant thereto, prior to the date of such removal.
Any vacancy on our Board for any cause other than an increase in the number of Directors may be filled by a majority of the remaining Directors, even if such majority is less than a quorum. Any vacancy on our Board created by an increase in the number of Directors may be filled by a majority vote of the entire Board.

INDEPENDENT DIRECTORS

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR***	OTHER DIRECTORSHIPS**** HELD BY DIRECTOR
Gail Susan Ball Birth Year: 1957	Director	Since Inception	Owner and Principal, Gail S Ball, LLC (2022 – present); Executive in Residence and Special Program Director of WE Hatch (entrepreneurship program) (since 2020); Managing Partner at Alumni Ventures Group, Chestnut Street Ventures, Social Venture Fund and AVG Women’s Fund (2017 – 2019)	3	CGHK, LLC (since 2019); Silver Lining Finance (since 2019)

Timothy S. Galbraith Birth Year: 1964	Director	Since Inception	Chief Investment Officer and Founder of Innovation Beta (financial service firm) (since 2017); Portfolio Manager of Transamerica Multi-Manager Alternative Strategies Portfolio Fund (2012 – 2017)	3	N/A

Jeffrey P. Ladouceur Birth Year: 1970	Director (Chairman)	Since Inception	Director of SEI Investments (since 2010)	3	N/A

*	The address for each Director is c/o HL SCOPE RIC LLC, 110 Washington Street, Suite 1300, Conshohocken, PA 19428.
**	Each Director serves an indefinite term, until his or her successor is elected.
***	“Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.
****
Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

INTERESTED DIRECTORS AND OFFICERS

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR***	OTHER DIRECTORSHIPS**** HELD BY DIRECTOR
Andrew Schardt***** Birth Year: 1978	Director, President and Principal Executive Officer	Since Inception	Managing Director and Global Head of Investment Strategy & Global Co-Head of Credit at Hamilton Lane Advisors, L.L.C. (since 2008)	3	N/A

Brian Charles Gildea***** Birth Year: 1974	Director and Assistant Secretary	Since Inception	Managing Director, Head of Evergreen Portfolios at Hamilton Lane Advisors, L.L.C. (since 2009)	3	N/A

*	The address for each Director is c/o HL SCOPE RIC LLC, 110 Washington Street, Suite 1300, Conshohocken, PA 19428.
**	Each Director serves an indefinite term, until his or her successor is elected.
***	“Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.
****
Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

*****	Messrs. Schardt and Gildea are deemed to be interested persons of the Fund because of their affiliations with the Fund’s Adviser.
Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day
basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of five members, three of whom are Independent Directors. The Board will meet in-person
at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person
or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Directors will meet with their independent legal counsel in-person
prior to and during each quarterly
in-person
board meeting. As described below, the Board has established an audit committee (the “
Audit Committee
”) and a nominating committee (the “
Nominating Committee
”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.
The Board has appointed Jeffrey P. Ladouceur to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities.
Day-to-day
risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the president, chief financial officer and chief compliance officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Director Qualifications
The Board believes that each of the Directors’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes common to all Directors is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, and public service work; experience as a board member of non-profit
entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director. Specific details regarding each Director’s principal occupations during the past five years are included in the tables above.
Information about Executive Officers Who Are Not Directors
The address for each executive officer is c/o HL SCOPE RIC LLC, 110 Washington Street, Suite 1300, Conshohocken, PA 19428.

Name and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Channon Birth Year: 1982	Treasurer and Principal Financial Officer	Since Inception	Co-Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2022); Vice President, Fund Controller at Hamilton Lane Advisors, L.L.C. (2018 – 2022)

Adam B. Shane Birth Year: 1983	Secretary	Since Inception	Attorney at Hamilton Lane Advisors, L.L.C. (since 2014)

Name and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Allison Callahan Birth Year: 1981	Assistant Secretary	Since Inception	Funds Product Associate at Hamilton Lane Advisors, L.L.C. (since 2020); Sales Associate at Coventry (life insurance firm) (January 2020 – November 2020); Manager at Hartford Funds (registered investment company) (2014 – 2019)

Kristin Jumper Birth Year: 1984	Assistant Secretary	Since Inception	Head of Legal — Transactions at Hamilton Lane Advisors, L.L.C. (since 2021); Senior Transactions Counsel at Hamilton Lane Advisors, L.L.C. (2017 – 2021)

Keith Kleinman Birth Year: 1981	Assistant Secretary	Since Inception	Senior Counsel at Hamilton Lane Advisors, L.L.C. (since 2021); Corporate Counsel at Hamilton Lane Advisors, L.L.C (2019-2021)

Gina Ro Birth Year: 1982	Assistant Secretary	Since Inception	Head of Evergreen Operations at Hamilton Lane Advisors, L.L.C. (since 2021); Fund Controller at Hamilton Lane Advisors, L.L.C. (since 2016)

Kaylin Liu Birth Year: 1989	Assistant Treasurer	Since September 2024	Principal, Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2015)

Gerard Scarpati Birth Year: 1955	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)
DIRECTOR INDEPENDENCE
As of the date of this registration statement, none of the Independent Directors (or their immediate family members) owned beneficially or of record securities of the Adviser or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

COMMITTEES OF THE BOARD
Our Board has the following committees:
Audit Committee
The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of Ms. Ball and Messrs. Galbraith and Ladouceur.
Nominating Committee
The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Directors of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a director. The Nominating Committee may solicit candidates to serve as Directors from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of Ms. Ball and Messrs. Galbraith and Ladouceur.
DIRECTOR COMPENSATION
In consideration of the services rendered by the Independent Directors, the Fund pays each Independent Director a retainer of $20,000 per year. The Directors who are “interested persons,” as defined in the 1940 Act, of the Fund and the Fund’s officers, excluding the chief compliance officer, do not receive compensation from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket
expenses. Directors that are interested persons and officers, excluding the chief compliance officer, will not be compensated by the Fund. The Directors do not receive any pension or retirement benefits.
ITEM 9.1(b)
INVESTMENT ADVISERS:
INVESTMENT ADVISORY AGREEMENT
The Adviser
Hamilton Lane, a Pennsylvania limited liability company, serves as the investment adviser to the Fund. The Adviser, first established in 1991, is a publicly-owned firm that provides alternative asset management services to institutional investors worldwide. The Adviser manages capital in the private markets through funds-of-funds,
separate accounts and direct investment funds. The Adviser is registered as an investment adviser with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the investment management agreement (the “
Investment Management Agreement
”).
The Adviser and its affiliates may serve as investment managers to other funds that have investment programs that are similar to the investment program of the Fund, and the Adviser or one of its affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund.
The Investment Management Agreement was initially approved by the Board (including a majority of the Independent Directors) at a meeting held on June 17, 2024, and will continue in effect for an initial two-year
term from the effective date. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Directors of the Fund, cast in person (or in reliance on exemptive relief or guidelines that allow the renewal to be approved at a non-in-person
meeting) at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s initial approval of the Investment Management Agreement will be available in the Fund’s initial shareholder report.
The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance bad faith, reckless disregard or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing
or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).
The Fund does not pay the Adviser an investment management fee in connection with the advisory and other services provided by the Adviser to the Fund. All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory services to the Fund, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Fund, except as otherwise permitted by the Investment Management Agreement or herein. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.
The Fund will bear all other expenses to be incurred in its operation (including to the extent such operations are performed by the Adviser or its affiliates), including, without limitation, any investment management fees; incentive fees; distribution fees; fees for administrative services, servicing fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, financial intermediaries, registrars, independent pricing vendors or other agents; acquisition or disposition fees; professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts; fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs); research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); taxes; legal expenses (including in connection with investment activities); loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s Shares and servicing shareholder accounts; any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares, including but not limited to costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisers, and third-party due diligence providers; expenses of registering and qualifying the Shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing, mailing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Shareholders; costs of stationery; website costs; fees and expenses of Directors not also serving in an officer capacity for the Fund or the Adviser; costs of meetings of the Board or any committee thereof, meetings of the Shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation, arbitration, mediation, or government investigation expenses and any non-recurring
or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Board and officers with respect thereto; expenses of the administration of the Fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the Transfer Agent (as defined below), Custodian (as defined below), shareholder servicing agents and other independent contractors or agents; compliance, fund accounting, regulatory reporting, and tax reporting services; expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; all other expenses incurred by the Fund in connection with administering the Fund’s business, including the Fund’s allocable portion of the cost of the Fund’s chief compliance officer, treasurer, secretary, investor relations personnel and their respective staffs; and such non-recurring
or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s Directors, officers and/or employees or agents with respect to these actions, suits or proceedings. It also is understood that if the Adviser or any of its affiliates provide accounting services to the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting services to the Fund.
In addition to the fees and expenses to be paid by the Fund under the Investment Management Agreement and Administration Agreement, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory
services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses). Nothing contained in the Investment Management Agreement and

Administration Agreement shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.
The Adviser and its affiliates may be entitled to receive topping, break-up,
monitoring, directors’ organizational,
set-up,
advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of portfolio investments or from unconsummated transactions, subject to compliance with applicable law including the 1940 Act. Any such fees earned in respect of the portfolio investments shall be for the benefit of the Fund.
ITEM 9.1(c)
PORTFOLIO MANAGEMENT
Investment Committee
The personnel of the Adviser who currently have primary responsibility for management of the Fund (the “
Portfolio Managers
”) are the members of the Evergreen Portfolio Committee. The Evergreen Portfolio Committee is composed of:
Mario Giannini, Executive
Co-Chairman
Mr. Giannini is Executive
Co-Chairman
and a member of the Hamilton Lane Board of Directors. He also serves on various investment committees.
Mr. Giannini served as Hamilton Lane’s Chief Executive Officer for 22 years, responsible for the firm’s strategic direction, management structure and process. He played a significant role in providing client services to the firm’s numerous clients and marketing the firm’s products and services.
Mr. Giannini received a J.D. from Boston College, a Master of Laws degree from the University of Virginia, and a B.A. from California State University.
Juan Delgado-Moreira,
Co-Chief
Executive Officer
Mr. Delgado-Moreira is
Co-Chief
Executive Officer based in the Hong Kong office. In this role, he oversees the firm’s global sales efforts and client service organization. He also serves on the firm’s investment committees as well as the Board of Directors.
Previously, Mr. Delgado-Moreira was a Vice Chairman responsible for Asian investment activities and client relationships. Prior to joining Hamilton Lane in 2005, Mr. Delgado-Moreira was an Investment Manager at Baring Private Equity Partners Ltd. in London, where he focused on mid-market
private equity in Europe. Previously, Mr. Delgado-Moreira held senior research positions at U.K. institutions such as the University of Essex and was a lecturer and Fulbright Scholar at Stanford University. Mr. Delgado-Moreira began his career as an analyst in Madrid at the SEPI (formerly known as lnstituto Nacional de Industria).
Mr. Delgado-Moreira received a Ph.D. in Research Methods and Statistics and a B.A. in Political Science and Sociology from the Universidad Complutense de Madrid, Spain. He is a Chartered Financial Analyst and a member of the CFA Institute.
Brian Charles Gildea, Head of Evergreen Portfolios
Mr. Gildea is a Managing Director and Head of Evergreen Portfolios. He is a member of the Investment Committee, Responsible Investment Committee and Evergreen Portfolio Committee. Mr. Gildea has more than 25 years of private markets investment experience, spanning private markets asset classes and strategies. Mr. Gildea joined Hamilton Lane in 2009, and previously served as Head of Investments, responsible for oversight and management of all global investment activities, and, prior to that, as Global Head of
Co-Investments.

Prior to joining Hamilton Lane, he was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Mr. Gildea began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc.
He received a B.S. in Business Administration from Georgetown University. Mr. Gildea serves as Vice Chairman of the Board of Philadelphia Financial Scholars.
Thomas Kerr,
Co-Head
of Investments, Global Head of Secondary Investments
Mr. Kerr is the
Co-Head
of Investments and Global Head of Secondary Investments. In his role as
Co-Head
of Investments, he has broad leadership and management responsibilities across the global investment platform. He also leads the Hamilton Lane Secondary Investment Platform, a role that Mr. Kerr has held since 2006. He is a member of the Investment Committee, the firm’s Allocation Committee and the Evergreen Portfolio Committee. In addition, Mr. Kerr is a member of the firm’s Technology Committee, overseeing strategic direction and implementation of tech initiatives.
Mr. Kerr began his career at Hamilton Lane in 1999 and has worked across numerous areas of the firm throughout his tenure. Prior to joining Hamilton Lane, Mr. Kerr spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans.
Mr. Kerr received an M.B.A. from Saint Joseph’s University and a B.S. in Finance from Rider University.
Richard Hope,
Co-Head
of Investments
Mr. Hope is the
Co-Head
of Investments and Head of Europe, the Middle East and Africa (EMEA). In his role as
Co-Head
of Investments, he has broad leadership and management responsibilities across the global investment platform. He also heads the London office and sits on the Portfolio Management Group Committee and Evergreen Portfolio Committee. Mr. Hope serves as a member of the Investment Committee and represents Hamilton Lane on several fund advisory boards.
Prior to joining Hamilton Lane in 2011, Mr. Hope worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments.
Previously, Mr. Hope worked in the U.K. at Noble Group, where he was responsible for making and managing venture and growth capital investments.
Mr. Hope received his B.Com. from University of Edinburgh.
Andrew Schardt, Vice Chairman, Head of Investment Strategy, Head of Direct Equity
Mr. Schardt is a Vice Chairman, Head of Investment Strategy and Head of Direct Equity Investments at Hamilton Lane. As Vice Chairman and Head of Investment Strategy, he is responsible for implementing executive-level initiatives while maintaining broader leadership responsibilities across the firm’s global investment platform. In his role as Head of Direct Equity Investments, Mr. Schardt oversees the entirety of the direct equity platform, including strategy implementation, broader team management and all associated investment activities. Mr. Schardt has held a number of senior investment roles during his time at the firm, most recently as
Co-Head
of Investments and
Co-Head
of Direct Credit. He is a member of the Investment Committee as well as the Executive Committee.
Prior to joining Hamilton Lane in 2008, Mr. Schardt focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, he held positions with

Holberg, Inc., a diversified private holding company, and began his career in investment banking at Banc of America Securities.
Mr. Schardt received an M.B.A. from the Fuqua School of Business at Duke University and a B.S. in Economics from Cornell University.
Bryan Jenkins,
Co-Head
of Portfolio Management Group
Mr. Jenkins is a Managing Director and
Co-Head
of the Portfolio Management Group, where he oversees portfolio strategy, quantitative research, risk assessment, and the development of Hamilton Lane’s proprietary data and analytics. Mr. Jenkins chairs the Portfolio Management Committee and is a member of the firm’s Evergreen Portfolio Committee. He is also a member of the BVCA’s Research Advisory Group.
Mr. Jenkins began his career at Hamilton Lane in 2012 and has previously held roles on the firm’s Research and Private Markets Analytics teams.
Mr. Jenkins received a B.S. in Computer Engineering from Drexel University.
Jacqueline Rantanen, Head of Investor Solutions
Ms. Rantanen is Head of Investor Solutions within our Evergreen Portfolio Management team, where she is responsible for leading the investor solutions function with a focus on the continued expansion of our growing retail platform. Ms. Rantanen also serves as a member of the Investment, Responsible Investment and Executive Committees.
Ms. Rantanen began her career with Hamilton Lane on the Fund Investment team. She has held roles in Relationship Management, Public Relations, Marketing teams, and previously led the global Product team. Prior to joining Hamilton Lane in 1997, Jackie was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc.
Ms. Rantanen received an M.B.A. from Villanova University and a B.S. from Drexel University.
Stephen Brennan, Head of Private Wealth Solutions
Mr. Brennan is a Managing Director and Head of Private Wealth Solutions, leading the firm’s efforts to provide both evergreen and traditional private markets solutions to the growing Private Wealth channel. In this capacity he sets the strategic direction and oversees all aspects of the Private Wealth Solutions business.
Previously, Mr. Brennan held numerous leadership roles in Hamilton Lane’s institutional business including Global Head of Business Development. Mr. Brennan serves as a member of the firm’s Investment Committee and Evergreen Portfolio Committee. Prior to joining Hamilton Lane in 2002, Mr. Brennan held relationship management and investment support roles at Goldman Sachs (GSAM) and BNY Mellon.
Mr. Brennan received an M.B.A. from Fordham University and a B.B.A. from Loyola University Maryland.
Erik Hirsch,
Co-Chief
Executive Officer
Mr. Hirsch is
Co-Chief
Executive Officer. In this role, he is responsible for the firm’s strategic direction and operations. Mr. Hirsch serves on the firm’s Investment Committees as well as the Board of Directors.
On behalf of Hamilton Lane, Erik is a board member of Novata, a public benefit corporation designed to collect, analyze, benchmark and report relevant environmental, social and governance data on behalf of private companies. Hamilton Lane is a founding partner of Novata. Additionally, Mr. Hirsch serves as a strategic advisor to Tifin, a platform that conceives, creates and operates fintech companies in the areas of wealth management, investments and personal finance. Hamilton Lane is a strategic investor in Tifin.
Mr. Hirsch is a frequently quoted expert on the private equity industry, both in the print and broadcast media, and is a regular lecturer at the Wharton Business School of the University of Pennsylvania. Previously, Mr. Hirsch was the Vice Chairman of Hamilton Lane. In this role, he led all strategic and technology initiatives. Prior to joining Hamilton Lane in 1999, Erik was a corporate investment banker in the Mergers & Acquisitions department of Brown Brothers Harriman & Co. He began his career as a municipal financial consultant with Public Financial Management (PFM). At PFM, Mr. Hirsch specialized in asset securitization, sport stadium financings and strategic consulting.
Mr. Hirsch is a trustee of the University of Virginia’s College Foundation, a board member of University of Virginia’s Center for Politics and serves on the board of the Philadelphia 76ers Youth Foundation.
Brent Burnett, Managing Director and Head of Infrastructure and Real Assets
Mr. Burnett is a Managing Director and Head of Infrastructure and Real Assets, based in the Portland office, where he is an Investment Committee member and leads investment activities across real estate, infrastructure and natural resources.
Prior to joining Hamilton Lane, Mr. Burnett was a Managing Director and Principal of Real Asset Portfolio Management LLC. Mr. Burnett joined Real Asset Portfolio Management LLC (“
RAPM
”) in 2012 to focus on energy, infrastructure and minerals and mining, with a secondary focus on real estate investments. Mr. Burnett co-led
the sale of RAPM to Hamilton Lane in 2017 and continues to focus on the non-real
estate sectors of real assets across primary funds, secondaries and direct equity opportunities for Hamilton Lane’s clients and managed accounts. Prior to joining RAPM, Mr. Burnett worked at R.V. Kuhns & Associates (“
RVK
”). Prior to joining RVK, Mr. Burnett worked in the Development and Investment group of Trammell Crow Company and as an Associate on FLAG Capital Management’s Real Assets investment funds. Mr. Burnett began his career as a management consultant for the Monitor Group.
Mr. Burnett received a B.S. in Accounting and a B.A. in Economics from Brigham Young University.
Other Accounts Managed by the Portfolio Managers
The Portfolio Managers primarily responsible for the
day-to-day
management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of September 30, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
Other Accounts Managed by the Portfolio Managers
(1)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mario Giannini	1	23	35	1	41	6
Juan Delgado-Moreira	1	23	39	1	53	7
Brian Charles Gildea	1	23	35	1	41	6
Thomas Kerr	1	6	11	1	44	3
Richard Hope	1	7	11	1	46	4
Andrew Schardt	1	7	10	1	45	4
Bryan Jenkins	1	1	0	1	5	0
Jacqueline Rantanen	1	21	35	1	27	6
Stephen Brennan	1	21	35	1	27	6
Erik Hirsch	1	24	37	1	46	7
Brent Burnett	1	21	39	1	39	6

(1)
Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of. Other Pooled Investments include Commingled Funds and Fund of One accounts. Other Accounts include separately managed accounts.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.
Conflicts of Interest
The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side
management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side
management.
Compensation of the Portfolio Managers
A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

Portfolio Manager Ownership of Securities in the Fund
As of the date of this Registration Statement, none of the Portfolio Managers owned any Shares of the Fund.
ITEM 9.1(d)
ADMINISTRATOR
The Fund has retained the Administrator, Brown Brothers Harriman & Co., whose principal business address is 50 Post Office Square, Boston, Massachusetts 02110, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to the Administration Agreement. The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund, as applicable; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) assisting in the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.
In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average net asset value of the Fund, subject to the Administration Fee. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket
expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.
ITEM 9.1(e)
CUSTODIANS
Brown Brothers Harriman & Co. (the “
Custodian
”), serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and
non-U.S.
sub-custodians
(which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or
non-U.S.
sub-custodians
in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 50 Post Office Square, Boston, Massachusetts 02110.
ITEM 9.1(f)
EXPENSES
The disclosure set forth under Sections 9.1(b) and (d) above are incorporated by reference herein.
ITEM 9.1(g)
AFFILIATED BROKERAGE
Not applicable.
ITEM 9.2
NON-RESIDENT
MANAGERS
Not applicable.

ITEM 9.3
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The disclosure set forth under Items 9.1(a), (b) and (c) above are incorporated by reference herein. In addition, Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to control the Fund for purposes of the 1940 Act. As of September 30, 2024, the only Shares of the Fund were owned by affiliates of the Adviser.

ITEM 10.	CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES
ITEM 10.1
CAPITAL STOCK
The following description is based on relevant portions of the Delaware Limited Liability Company Act, as amended (the “
LLC Act
”) and our LLC Agreement. This summary is not necessarily complete. Please refer to the LLC Act and our LLC Agreement for a more detailed description of the provisions summarized below.
COMMON SHARES
The Fund is a Delaware limited liability company formed on January 22, 2024. Shares of the Fund each represent an equal pro rata interest in the Fund and have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions. There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future. Transfer of Shares may be made only with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. In certain circumstances set forth in the LLC Agreement, a Shareholder may be required to withdraw entirely from the Fund.
An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement. A prospective investor and his or her advisors should carefully review the LLC Agreement as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.
Shares will be offered for purchase from time to time in accordance with the requirements of Section 23(b) of the 1940 Act. The Fund will offer its Shares solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. Investments in the Fund may only be made by individuals or entities meeting the definition of an “accredited investor” set forth in Regulation D under the Securities Act.
LIABILITY OF SHAREHOLDERS
Except as otherwise provided by the LLC Act and the LLC Agreement, all debts, obligations and liabilities of the Fund, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Fund, and no Shareholder or Director shall be obligated personally for any such debt, obligation or liability of the Fund solely by reason of bein
g
a Shareholder. Except for the obligations set forth under the LLC Agreement and any subscription agreements, the liability of the Shareholders shall be limited to the maximum extent permitted by the LLC Act. If a Shareholder is required under the LLC Act to return to the Fund or pay, for the benefit of creditors of the Fund, amounts previously distributed to such Shareholder, the obligation of such Shareholder to return or pay any such amount to the Fund shall be the obligation of such Shareholder and not the obligation of the Directors.
LIMITATION OF LIABILITY; INDEMNIFICATION
None of the Directors, the Adviser or any of their respective affiliates, principals, members, shareholders, partners, officers, directors, employees, agents and representatives (each an “
Indemnified Person
”) shall have

any liability, responsibility or accountability in damages or otherwise to any Shareholder or the Fund for, and the Fund agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Fund, on the part of the Indemnified Persons when acting on behalf of the Fund or otherwise in connection with the business or affairs of the Fund, or on the part of any agents when acting on behalf of the Fund (collectively, the “
Indemnified Liabilities
”); provided that the Fund shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person’s willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties.
AMENDMENT OF THE LLC AGREEMENT
The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board and without the approval of the Shareholders or any other person unless the approval of Shareholders or any other person is required under the 1940 Act or other applicable law. However, certain amendments require the approval of Shareholders, including but not limited to the following: (i) no amendment to the LLC Agreement shall adversely and disproportionately affect the rights or obligations of a Shareholder, including the rights or obligations of a Shareholder as compared to any other Shareholder of the same class, in any material respect without the approval of Shareholders who in the aggregate own more than 50% of the outstanding Shares (a “
Majority in Interest
”) of the affected Shareholders; (ii) no amendment shall adversely and disproportionately affect the rights or obligations of Shareholders of any particular class as compared to the Shareholders in other classes (if any) in any material respect without the approval of a Majority in Interest of the Shareholders in the affected class; (iii) no amendment shall, (a) without the approval of the affected Shareholder, increase the obligations of such Shareholder to make capital contributions or other payments beyond the obligations of such Shareholder to make capital contributions or other payments as set forth in the LLC Agreement, or adversely affect the limited liability of such Shareholder, or (b) without the affirmative vote of a Majority in Interest of the Shareholders, amend Section 14.1 to the LLC Agreement; (iv) no amendment shall, without the approval of the Shareholders having Shares representing the required percentages of Shares specified in any provision of the LLC Agreement required for any action or approval of the Shareholders, amend such provision; and (v) the Board, without obtaining the consent of any of the Shareholders or any other person, may amend the LLC Agreement (a) to correct typographical errors or eliminate ambiguities or to make any other immaterial change that would not, as determined by the Board in good faith, be materially adverse to any Shareholder not consenting thereto, provided that the Board shall deliver a copy of each such amendment to each Shareholder at least five business days prior to the effectiveness thereof, (b) as appropriate to enable persons that are employee benefit plans to invest in the Fund through a group trust or other SPV that would become a Shareholder in lieu of direct investments by such persons, (c) to create, establish and designate any class of Shares in accordance Section 3.2 of the LLC Agreement, and (d) to change the name of the Fund.
TERM, DISSOLUTION, AND LIQUIDATION
The Fund shall be dissolved upon:

(1)	the affirmative vote to dissolve the Fund by either (i) a majority of the Board, or (ii) Shareholders who in the aggregate own more than 75% of the outstanding Shares;

(2)	the sale or other disposition at any one time of all or substantially all of the assets of the Fund;

(3)	at any time there are no Shareholders of the Fund, unless the business of the Fund is continued in accordance with the LLC Act; and

(4)	a decree of dissolution entered against the Fund under the LLC Act.

Dissolution of the Fund shall be effective on the day on which the event occurs giving rise to the dissolution, but the Fund shall not terminate until the Certificate of Formation of the Fund has been canceled in accordance with the LLC Agreement.
On dissolution of the Fund, a liquidator shall be selected by the Board, if still constituted, or otherwise shall be a person proposed and approved by a Majority in Interest of the Shareholders. Those Fund assets that the liquidator determines should be liquidated shall be liquidated as promptly as possible, but in an orderly and business-like manner to maximize proceeds. Assets that the liquidator determines to distribute in kind shall be so distributed in a manner consistent with applicable law. If the liquidator determines that an immediate sale at the time of liquidation of all or part of the Fund’s assets would be unduly disadvantageous to the Shareholders, the liquidator may either defer liquidation and retain the assets for a reasonable time, or distribute the assets to the Shareholders in kind. The liquidator shall then wind up the affairs of the Fund and distribute the proceeds of the Fund in the following order or priority: (i) to the payment of the expenses of liquidation and to creditors (including Shareholders who are creditors, to the extent permitted by law) in satisfaction of liabilities of the Fund, including for any contingent, conditional or unmatured claims or obligations, other than liabilities for distributions to Shareholders, in the order of priority as provided by law (whether by payment or the making of reasonable provision for the payment thereof); and then (ii) to the Shareholders or their legal representatives in accordance with the provisions in the LLC Agreement relating to distributions.
DIVIDEND REINVESTMENT PLAN
The Fund has adopted an
“opt-out”
dividend reinvestment plan (“
DRIP
”) pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.
If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have
“opted-out”
of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.
If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP or by notifying the Administrator in writing at 50 Post Office Square, Boston, Massachusetts 02110. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a Shareholder may
“opt-out”
of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.
There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.
Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, or by calling the Administrator at (617)
772-1818.
All correspondence concerning the DRIP should be directed to the Administrator by mail at Hamilton Lane Private Infrastructure Fund, c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, or by calling the Administrator at (617)
772-1818.

ITEM	10.2 LONG-TERM DEBT
Not applicable.

ITEM	10.3 GENERAL
Not applicable.

ITEM	10.4 TAXES
Please refer to Item 23 in Part B below.

ITEM	10.5 OUTSTANDING SECURITIES
Set forth
be
low is a chart describing our Shares outstanding as of the date of this Registration Statement:

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	Unlimited	1,550,374

ITEM	10.6 SECURITIES RATINGS
Not applicable.

ITEM 11.	DEFAULTS AND ARREARS ON SENIOR SECURITIES
Not applicable.

ITEM 12.	LEGAL PROCEEDINGS
Neither we nor the Adviser are currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or the Adviser.
From time to time, the Adviser or their respective professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

PART B
Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14.	COVER PAGE
STATEMENT OF ADDITIONAL INFORMATION
HL SCOPE RIC LLC
STATEMENT OF ADDITIONAL INFORMATION
October 10, 2024
This STATEMENT OF ADDITIONAL INFORMATION, or SAI, which is not a prospectus, should only be read in conjunction with Part A of this Registration Statement initially filed with the SEC on October 10, 2024, as it may be amended
from time to time. A copy of Part A of this Registration Statement, as amended, may be obtained, without charge, by calling us at (888)
882-8212.
You may also obtain a copy of Part A of this Registration Statement on the SEC’s website at http://www.sec.gov.
This SAI omits certain of the information contained in Part A of this Registration Statement filed with the SEC. This Registration Statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at
www.sec.gov
, at no charge.
We are a newly formed entity and, therefore, have no operating history to report. We have not operated under any other name or conducted other business activity.
Unless otherwise noted, the terms “
we
,” “
us
,” “
our
,” “
the Fund
” and “
HL SCOPE RIC LLC
” refer to HL SCOPE RIC. Terms not defined herein have the same meaning as given to them in Part A of this Registration Statement.

ITEM 15.	TABLE OF CONTENTS
TABLE OF CONTENTS

ITEM 16.	GENERAL INFORMATION AND HISTORY
Not Applicable.

ITEM 17.	INVESTMENT OBJECTIVES AND POLICIES
The disclosure set forth under Item 8 of Part A above is incorporated by reference herein.

ITEM 18.	MANAGEMENT
The disclosure set forth under Items 9.1(a) and (c) of Part A above is incorporated by reference herein.
Director Ownership of Securities
For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the family of investment companies (including all of the registered investment companies advised by the Adviser) as of December 31, 2023, is set forth in the table below.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Independent
Gail Susan Ball	None	None
Timothy S. Galbraith	None	None
Jeffrey P. Ladouceur	None	None
Interested
Andrew Schardt	None	Over $100,000
Brian Charles Gildea	None	Over $100,000

ITEM 19.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The disclosure set forth under Items 9.1(a), (b) and (c) of Part A are incorporated by reference herein. In addition, Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to control the Fund for purposes of the 1940 Act. As of September 30, 2024, the only Shares of the Fund were owned by affiliates of the Adviser.
The address of the Adviser and all beneficial owners of the Adviser is 110 Washington Street, Suite 1300, Conshohocken, PA 19428. As of the date of this Registration Statement, no officers or Directors of the Fund may be deemed to currently directly or beneficially own any Shares of the Fund.

ITEM 20.	ADVISER AND OTHER SERVICES
The disclosure set forth under Items 9.1(b), (d) and (e) of Part A above is incorporated by reference herein. Pursuant to a Custody Agreement, the Custodian will hold assets of the Fund in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian’s principal business address is 50 Post Office Square, Boston, Massachusetts 02110. The Custodian will be appointed prior to the Fund’s acceptance of subscriptions. Pursuant to a master services agreement, Brown Brothers Harriman & Co. will act as the Fund’s transfer agent (the “
Transfer Agent
”), distribution paying agent and registrar. The principal business address of the Transfer Agent is 50 Post Office Square, Boston, Massachusetts 02110.

ITEM 21.	PORTFOLIO MANAGERS
The disclosure set forth under Item 9.1(c) of Part A above is incorporated by reference herein.

ITEM 22.	BROKERAGE ALLOCATION AND OTHER PRACTICES
The disclosure set forth under Item 9.1(g) of Part A above is incorporated by reference herein.

ITEM 23.	TAX STATUS
Certain U.S. Federal Income Tax Considerations
The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in the Fund’s Shares, and to the acquisition, ownership, and disposition of the Fund’s Shares.
This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Shareholders subject to the alternative minimum tax, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market
method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold the Fund’s Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts, RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the U.S., controlled foreign corporations (“
CFCs
”), and passive foreign investment companies. This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt
securities or certain other investment assets or realizes such income through investments in entities that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold the Fund’s Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, U.S. Treasury regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.
For purposes of this discussion, a “
U.S. Shareholder
” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the U.S.;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

•
a trust, if a court within the U.S. has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax adviser regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.
Election to be Taxed as a Regulated Investment Company
The Fund intends to elect to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. The Fund intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income
and asset diversification requirements (as described below). In addition, the Fund must meet the annual distribution requirement for any taxable year under the Code (the “
Annual Distribution Requirement
”). Income allocated to the Fund by an entity treated as a partnership (other than a qualified publicly traded partnership) for U.S. federal income tax purposes will retain its original tax character for purposes of the gross income test. Income realized by the Fund as a result of the Fund electing mark-to-market
tax treatment for its PFIC investments will constitute qualifying income for purposes of this 90% annual gross income requirement, if applicable. For purposes of meeting the 90% gross income requirement, the Fund may make and/or hold certain investments through subsidiaries, including through U.S. and non U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 21%, in addition to potential state and local income and excise taxes. The following discussion assumes that the Fund qualifies as a RIC.
Qualification and Taxation as a Regulated Investment Company
If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.
If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year
period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “
Excise Tax Distribution Requirements
”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the entities that are treated as partnerships for U.S. federal income tax purposes, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	Elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, or foreign currencies (including certain deemed inclusions) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies or other income, or (b) net income derived from an interest in a qualified publicly traded partnership (“
QPTP
”) (collectively, the “
90% Gross Income Test
”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

•
no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “
Diversification Tests
”).

The Fund may have investments that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds debt obligations that are restructured or modified in accordance with the strategy of a particular investment or that are treated under applicable U.S. federal income tax rules as having original issue discount (“
OID
”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the entities that are treated as partnerships for U.S. federal income tax purposes, including as described below under the heading
“Non-U.S.
Investments, including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.
If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.
An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary U.S. or
non-U.S.
corporation (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or
non-U.S.
tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.
Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.
Failure to Qualify as a Regulated Investment Company
If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify
as a RIC, the Fund would

generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding
5-year
period.
If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate
U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.
The Fund’s Investments—General
Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.
Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any entity that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).
An investment in which the Fund invests may face financial difficulties that require the Fund to work-out,
modify or otherwise restructure its investment. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash
income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying
income for purposes of the 90% Gross Income Test.
Securities and other financial assets
Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S.
Investments, including PFICs and CFCs
The Fund’s investment in
non-U.S.
securities may be subject to
non-U.S.
income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S.
taxes paid by the Fund.
The Fund may acquire interests in entities organized outside the U.S. that are treated as corporations for U.S. tax purposes and that may be treated as PFICs for federal income tax purposes.
If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “
QEF
”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market
at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements.
If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.
Non-U.S.
Currency
The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders
The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders (as defined above). If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.
Distributions on, and Sale or Other Disposition of, the Fund’s Shares
Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate
U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of the Fund’s net capital gains (which generally are the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate
taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.
The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of in-kind
of securities. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in-kind,
as well as the specific tax consequences of owning and disposing any securities actually distributed in-kind
by the Fund.
The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders should consult their own tax advisers in determining the application of these rules in their particular circumstances.
U.S. Shareholders who have not
“opted-out”
of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.
The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.
If a U.S. Shareholder receives Shares in the Fund shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.
A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder redeems, sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate
U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate
U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year information on
Form 1099-DIV
to assist Shareholders in preparing their tax returns. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code. Distributions may also be subject to additional state, local and
non-U.S.
taxes depending on a U.S. Shareholder’s particular situation.
Income from Repurchases of Shares
In General.
A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).
Sale or Exchange Treatment.
In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.
In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.
A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.
A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.
A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.
Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.
If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.
Distribution Treatment.
If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free
return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable
return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.
Provided certain holding period and other requirements are satisfied, certain non-corporate
U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend.
This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.
To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.
If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering
Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.
Taxation of
Tax-Exempt
Investors
Under current law, the Fund generally serves to prevent the attribution to Shareholders of unrelated business taxable income (“
UBTI
”) from being realized by its
tax-exempt
Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt
Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt
Shareholder borrows to acquire its Shares.
Taxation of
Non-U.S.
Shareholders
A “
Non-U.S.
Shareholder
” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a
Non-U.S.
Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.
Non-U.S.
Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.
Distributions of “investment company taxable income” to
Non-U.S.
Shareholders (other than U.S.-source interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a
Non-U.S.
Shareholder. If the distributions are effectively connected with a U.S. trade or business of a
Non-U.S.
Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the U.S., the distributions will be subject to U.S. federal income tax at the rates applicable to

U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the
Non-U.S.
Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a
Non-U.S.
Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.
Properly designated dividends received by a
Non-U.S.
Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a
Non-U.S.
Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS
Form W-8BEN
(for individuals), IRS
Form W-8BEN-E
(for entities) or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the
Non-U.S.
Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.
Non-U.S.
Shareholders should contact their tax advisors and intermediaries with respect to the application of these rules to their accounts.
Actual or deemed distributions of the Fund’s net capital gains to a
Non-U.S.
Shareholder, and gains realized by a
Non-U.S.
Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the
Non-U.S.
Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the
Non-U.S.
Shareholder in the U.S.) or, in the case of an individual, the
Non-U.S.
Shareholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“
USRPIs
”) apply.
Special rules would apply if the Fund were a qualified investment entity (“
QIE
”), because it is either a “U.S. real property holding corporation” (“
USRPHC
”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or an entity that has been a USRPHC in the last five years. Interests in domestically controlled RICs and less than 5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a
non-U.S.
Shareholder in which case such Shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Such tax does not apply, however, to the disposition of stock in a RIC that is “domestically controlled.” Generally, a RIC is domestically controlled if less than 50% of its stock, by value, has been owned directly or indirectly by
non-U.S.
persons during a continuous five-year period ending on the date of disposition or, if shorter, during the entire period of the RIC’s existence. The Fund cannot assure that it will not constitute a USRPHC or that it will qualify as a domestically controlled RIC. If the Fund were to fail to so qualify, amounts received by a
Non-U.S.
Shareholder on certain dispositions of Shares (including a redemption pursuant to a repurchase request) would be subject to tax as if it were a U.S. Shareholder under the Foreign Investment in Real Property Tax Act of 1980 (“
FIRPTA
”) if the Fund were a USRPHC, unless (i) Shares were “regularly traded” on an established securities market and (ii) the
non-U.S.
holder did not, at any time during a specified testing period, hold more than 5% of the Fund’s Shares. However,

it is not anticipated that the Shares will be “regularly traded” on an established securities market. In addition, under FIRPTA, such dispositions by
Non-U.S.
Shareholders would be subject to a 15% withholding tax.
Further, distributions to a
Non-U.S.
Shareholder that are attributable to gain from sales or exchanges by the Fund of USRPIs, whether or not designated as capital gain dividends, will cause the
Non-U.S.
Shareholder to be treated as recognizing gain that is income effectively connected with the conduct of a trade or business in the United States.
Non-U.S.
Shareholders will be taxed on this gain at the same rates applicable to U.S. Shareholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, this gain may be subject to a 30% (or lower applicable treaty rate) branch profits tax in the hands of a
Non-U.S.
Shareholder that is a corporation. A distribution is not attributable to a USRPI if the interest in the underlying asset is held by the Fund solely as a creditor.
If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a
Non-U.S.
Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the
non-U.S.
Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the
Non-U.S.
Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the
Non-U.S.
Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
For corporate
Non-U.S.
Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
A
Non-U.S.
Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the
Non-U.S.
Shareholder provides the Fund or the Administrator with an IRS
Form W-8BEN, IRS
Form W-8BEN-E
or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a
Non-U.S.
Shareholder or otherwise establishes an exemption from backup withholding.
Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“
FATCA
”), payments of most types of income from sources within the U.S. (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds, and other
non-U.S.
persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any
Non-U.S.
Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the U.S. and the beneficial owner’s country of tax residence. Each
Non-U.S.
Shareholder should consult its tax adviser regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such
Non-U.S.
Shareholder, which may include providing certain information in respect of such
Non-U.S.
Shareholder’s beneficial owners).
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate
U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement.

States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.
Net Investment Income Tax
An additional 3.8% surtax applies to the net investment income of non-corporate
U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.
Information Reporting and Backup Withholding
The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to U.S. Shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers (“
TINs
”) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that this U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the U.S. Shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a U.S. Shareholder to furnish a certified TIN to the Fund could subject the U.S. Shareholder to a penalty imposed by the IRS.
ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND
NON-U.S.
TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

ITEM 24.	FINANCIAL STATEMENTS
The Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

PART C
OTHER INFORMATION
Item 25. Financial Statements and Exhibits

(1)	Financial Statements:
Not applicable.

(2)	Exhibits

(a)(1)	Certificate of Formation(1)

(a)(2)	Amended and Restated Limited Liability Company Agreement(1)

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

(e)	Dividend Reinvestment Plan(1)

(f)	Not applicable.

(g)	Form of Investment Management Agreement(1)

(h)	Not applicable.

(i)	Not applicable.

(j)	Amended and Restated Custodian Agreement(1)

(k)	Amended and Restated Administrative Agency Agreement(1)

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant(1)

(r)(2)	Code of Ethics of Adviser(1)

(1)	Filed herewith.
Item 26. Marketing Arrangements
Not applicable.
Item 27. Other Expenses of Issuance and Distribution
All figures are estimates:

Legal fees	$400,000
Miscellaneous fees and expenses	$750,000
Total	$1,150,000

The amounts set forth above are estimates. All of the expenses set forth above will be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control
Not applicable.
Item 29. Number of Holders of Securities
The following table sets forth the number of record holders of the Registrant’s capital shares as of September 30, 2024.

Title of Class	Number of Record Holders
Common Shares	1
Item 30. Indemnification
Reference is made to Article IX, Section 9.1 of the Registrant’s LLC Agreement. The Registrant, its Directors and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, trustees, officers and controlling persons of the Fund and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, trustee, officer, or controlling person of the Fund and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such Director, trustee, officer or controlling person or principal underwriter, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
Information as to the Directors and officers of the Adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member or partner, is included in its Form ADV as filed with the Securities and Exchange Commission (File
No. 801-55813),
and is incorporated herein by reference.
Item 32. Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Adviser and/or the Administrator. The address of each is as follows:

1.	Hamilton Lane Advisors, L.L.C. 110 Washington Street, Suite 1300 Conshohocken, PA 19428

2.	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110

Item 33. Management Services
Not Applicable.
Item 34. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the 1940 Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken in the Commonwealth of Pennsylvania on the 10th day of October, 2024.

HL SCOPE RIC LLC

By:	/s/ Andrew Schardt
Name: Andrew Schardt
Title: Director, President and Principal Executive Officer

EXHIBIT INDEX

(a)(1)	Certificate of Formation

(a)(2)	Amended and Restated Limited Liability Company Agreement

(e)	Dividend Reinvestment Plan

(g)	Form of Investment Management Agreement

(j)	Amended and Restated Custodian Agreement

(k)	Amended and Restated Administrative Agency Agreement

(r)(1)	Code of Ethics of Registrant

(r)(2)	Code of Ethics of Adviser